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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
ROLLINS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ROLLINS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD APRIL 22, 2008
2170 Piedmont Road, N.E., Atlanta, Georgia 30324

DEAR STOCKHOLDER:

        PLEASE TAKE NOTICE that the 2008 Annual Meeting of Stockholders of ROLLINS, INC., a Delaware corporation (the "Company"), will be held at the Company's offices located at 2170 Piedmont Road, N.E., Atlanta, Georgia, on Tuesday, April 22, 2008, at 12:30 P.M.

        At the meeting you will be asked to:

  1.
  Elect two Class I Directors to the Board of Directors;

  2.
  To approve the Performance-Based Incentive Cash Compensation Plan for Executive Officers;

  3.
  To approve the proposed 2008 Stock Incentive Plan;

  4.
  Consider and act upon such other business as may properly come before the Annual Meeting or any adjournment of the meeting.

        The Proxy Statement dated March 17, 2008 is attached.

        The Board of Directors has fixed the close of business on February 29, 2008, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.

        Stockholders who do not expect to be present at the meeting are urged to complete, date, sign, and return the enclosed proxy. No postage is required if the enclosed envelope is used and mailed in the United States.

BY ORDER OF THE BOARD OF DIRECTORS

Michael W. Knottek Senior Vice President—Secretary

Atlanta, GA
March 17, 2008

Please complete, sign and date the proxy card as promptly as possible and return it in the enclosed envelope.

PROXY STATEMENT
ROLLINS, INC.
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD APRIL 22, 2008

        This Proxy Statement and a form of proxy were first mailed to stockholders on or about March 17, 2008. The following information concerning the enclosed proxy and the matters to be acted upon at the Annual Meeting of Stockholders to be held on April 22, 2008, is submitted by the Company to the stockholders in connection with the solicitation of proxies on behalf of the Company's Board of Directors.

SOLICITATION OF AND POWER TO REVOKE PROXY

        A form of proxy is enclosed. Each proxy submitted will be voted as directed, but if not otherwise specified, proxies solicited by the Board of Directors of the Company will be voted in favor of the candidates for election to the Board of Directors and in favor of the proposals to approve the Performance-Based Incentive Cash Compensation Plan for Executive Officers and the 2008 Stock Incentive Plan.

        A stockholder executing and delivering a proxy has power to revoke the same and the authority thereby given at any time prior to the exercise of such authority, if he so elects, by contacting either proxy holder or by attending the meeting and voting in person. However, a beneficial stockholder who holds his shares in street name must secure a proxy from his broker before he can attend the meeting and vote. All costs of solicitation have been, and will be, borne by the Company.

Householding and Delivery of Proxy Materials

        The Company has adopted the process called "householding" for mailing the proxy material in order to reduce printing costs and postage fees. Householding means that stockholders who share the same last name and address will receive only one copy of the Proxy Material, unless we receive contrary instructions from any stockholder at that address. The Company will continue to mail a proxy card to each stockholder of record.

        If you prefer to receive multiple copies of the proxy material at the same address, additional copies will be provided to you promptly upon written or oral request. If you are a stockholder of record, you may contact us by writing to the Company 2170 Piedmont Rd., NE, Atlanta, GA 30324 or by calling 404-888-2000. Eligible stockholders of record receiving multiple copies of the Proxy Material can request householding by contacting the Company in the same manner.

CAPITAL STOCK

        The outstanding capital stock of the Company on February 29, 2008 consisted of 100,876,558 shares of Common Stock, par value $1.00 per share. Holders of Common Stock are entitled to one vote (non-cumulative) for each share of such stock registered in their respective names at the close of business on February 29, 2008, the record date for determining stockholders entitled to notice of and to vote at the meeting or any adjournment thereof.

        A majority of the outstanding shares will constitute a quorum at the Annual Meeting. Abstentions will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. In accordance with the General Corporation Law of the state of Delaware, the election of the nominees named herein as Directors will require the affirmative vote of a plurality of the votes cast by the shares of Company Common Stock entitled to vote in the election provided that a quorum is present at the Annual Meeting. In the case of a plurality vote requirement (as in the election of directors), where no particular percentage vote is required, the outcome is solely a matter of comparing the number of votes cast for each nominee, with those nominees receiving the most votes being elected, and hence only votes for director nominees (and not abstentions) are relevant to the outcome. In this case, the two nominees receiving the most votes will be elected. The affirmative vote of a majority of the outstanding shares of common stock of the Company entitled to vote and present in person or by proxy at the Annual Meeting is required for approval of the proposals to approve the Performance-Based Incentive Cash Compensation Plan for Executive Officers and the 2008 Stock Incentive Plan. Abstentions will have the effect of a vote against those proposals and broker non-votes will be disregarded and will have no effect on the outcome of the vote on those proposals. There are no rights of appraisal or similar dissenter's rights with respect to any matter to be acted upon pursuant to this Proxy Statement. It is expected that shares held of record by officers and directors of the Company, which in the aggregate represent approximately 59 percent of the outstanding shares of Common Stock, will be voted for the nominees and the proposals to approve the Performance-Based Incentive Cash Compensation Plan for Executive Officers and the 2008 Stock Incentive Plan.

        The names of the executives named in the Summary Compensation Table and the name and address of each stockholder (or "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) who owned beneficially over five percent (5%) of the shares of Common Stock of the Company on February 29, 2008, together with the number of shares owned by each such person and the percentage of outstanding shares that ownership represents, and information as to Common Stock ownership of the executive officers and directors of the Company as a group (according to information received by the Company) are set out below:

STOCK OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

Name and Address of Beneficial Owner	Amount Beneficially Owned(1)		Percent of Outstanding Shares
R. Randall Rollins Chairman of the Board 2170 Piedmont Road, N.E. Atlanta, Georgia	50,832,019	(2)	50.4
Gary W. Rollins Chief Executive Officer, President and Chief Operating Officer 2170 Piedmont Road, N.E. Atlanta, Georgia	51,944,426	(3)	51.5
Mario Gabelli One Corporate Center Rye, New York 10020	6,005,829	(4)	6.0
Glen Rollins Vice President 2170 Piedmont Road, N.E. Atlanta, Georgia	1,195,428	(5)	1.2
Harry J. Cynkus Chief Financial Officer and Treasurer 2170 Piedmont Road, N.E. Atlanta, Georgia	1,153,298	(6)	1.1
Michael W. Knottek Senior Vice President and Secretary 2170 Piedmont Road, N.E. Atlanta, Georgia	3,465,436	(7)	3.4
All Directors and Executive Officers as a group (10 persons)	59,307,323	(8)	58.8

(1)
Except as otherwise noted, the nature of the beneficial ownership for all shares is sole voting and investment power.

(2)
Includes 49,540 shares of the Company Common Stock held as Trustee, Guardian, or Custodian for his children. Also includes 2,434,218 shares of the Company Common Stock held in three trusts of which he is a Co-Trustee and as to which he shares voting and investment power. Also includes 212,293* shares of the Company held by his wife. Also includes 47,770,372 shares of Company Common Stock owned by RFPS Management Company I, Limited Partnership. The general partner of RFPS is RFA Management Company, LLC, a Georgia limited liability company, managed by LOR, Inc. Mr. R. Randall Rollins is an officer and director of LOR, Inc.

  Mr. R. Randall Rollins and Mr. Gary W. Rollins have voting control of LOR, Inc. Also includes 5,728 shares of Company Common Stock in an individual retirement account and 336 shares of Company Stock in the Rollins, Inc. 401(k) Plan. Mr. Rollins is part of a control group holding company securities that includes Mr. Gary Rollins, as disclosed on a Schedule 13D on file with the U.S. Securities and Exchange Commission.

(3)
Includes 2,434,218 shares of the Company in three trusts of which he is a Co-Trustee and as to which he shares voting and investment power. Also includes 245,759* shares of the Company Common Stock held by his wife. Also includes 47,770,372 shares of Company Common Stock owned by RFPS Management Company I, Limited Partnership. The general partner of RFPS is RFA Management Company, LLC, a Georgia limited liability company, managed by LOR, Inc. Mr. Gary W. Rollins is an officer and director of LOR, Inc. Mr. R. Randall Rollins and Mr. Gary W. Rollins have voting control of LOR, Inc. Also includes 1,891 shares of Company Common Stock in the Company's employee stock purchase plan and 60,092 shares of Company Common Stock held by the Rollins 401(k) Plan. Mr. Rollins is part of a control group holding company securities that includes Mr. R. Randall Rollins, as disclosed on a Schedule 13D on file with the U.S. Securities and Exchange Commission.

(4)
Based upon information received by the Company, an aggregate of 6,005,829 shares of Company Common Stock are beneficially owned by Mario Gabelli and entities controlled directly or indirectly by Mario Gabelli as follows: GAMCO Investors, Inc., 3,487,254 shares; Gabelli Funds, L.L.C., 2,508,000 shares; and Mr. Mario Gabelli, 10,575 shares. GAMCO Investors, Inc. does not have authority to vote 130,125 shares of the total 2,508,000 held. Several of these entities share voting and disposition powers with respect to the shares of Company Common Stock held by them.

(5)
Includes 213,492 shares of Company Common Stock held as Custodian/Guardian for his minor children. Includes options to purchase 235,641 shares of Company Common Stock which are currently exercisable or will become exercisable within 60 days of the date hereof. Also includes 46,264* shares of the Company Common Stock held by his wife. Also includes 26,742 shares of Company Common Stock held by the Rollins 401(k) Plan and 1725 shares of stock in the Company's employee stock purchase plan.

(6)
Includes 1,021,612 shares of Company Common Stock held by the Rollins Pension Plan as to which Mr. Cynkus has voting power. Also includes a combined 3,744 shares of Company Common Stock held by the Rollins 401(k) Plan.

(7)
Includes 3,314,551 shares of Company Common Stock held by the Rollins 401(k) Plan as to which Mr. Knottek has voting power, including 5,254 shares as to which he also has a pecuniary interest.

(8)
Shares held in trusts as to which more than one officer and/or director are Co-Trustees have been included only once.

*
Mr. R. Randall Rollins, Mr. Gary W. Rollins, and Mr. Glen Rollins disclaim any beneficial interest in these holdings.

Stock Ownership Requirements

        The Company has adopted stock ownership guidelines for the named executive officers identified in the previous table and for key executives designated by the Compensation Committee. The current guidelines as determined by the Compensation Committee include:

  1.
  Chairman of the Board of Directors and CEO—Ownership equal to 5 times base salary

  2.
  Orkin President—Ownership equal to 4 times base salary

  3.
  Other Rollins Officers—Ownership equal to 3 times base salary

  4.
  Division Vice Presidents—Ownership equal to 2 times base salary

  5.
  Other covered executives—Ownership equal to 1 times base salary

        The covered executives have a period of four years in which to satisfy the guidelines, either from the date of adoption of the policy on November 1, 2006, or the date of appointment to a qualifying position, whichever is later. Shares counted toward this requirement will be based on shares beneficially owned by such executive (as beneficial ownership is defined by the SEC's rules and regulations) including shares owned outright by the executive, shares held in Rollins 401(k) retirement savings plan, stock held in Rollins employee stock purchase and/or dividend reinvestment plan, shares obtained through stock option exercise and held, restricted stock awards whether or not vested and shares held in trust in the employee's name. Once achieved, ownership of the guideline amount must be maintained for as long as the individual is subject to the Executive Stock Ownership Guidelines and the executive is required to retain a minimum of 25% of any future equity awards.

ELECTION OF DIRECTORS

        At the Annual Meeting, Mr. R. Randall Rollins and Mr. James B. Williams will be nominated to serve as Class I directors for a term of three years, and until the election and qualification of their successors. Five other individuals serve as directors but are not standing for re-election because their terms as directors extend past this Annual Meeting pursuant to provisions of the Company's by-laws, which provide for the election of directors for staggered terms, with each director serving a three-year term. Unless authority is withheld, the proxy holders will vote for the election of each nominee named below as a director. Although Management does not contemplate the possibility, in the event any nominee is not a candidate or is unable to serve as director at the time of the election, unless authority is withheld, the proxies will be voted for any nominee who shall be designated by the present Board of Directors and recommended by the Nominating and Governance Committee to fill such vacancy.

        The name and age of each of the two nominees, their principal occupations, together with the number of shares of Common Stock beneficially owned, directly or indirectly, by each nominee and the percentage of outstanding shares that ownership represents, all as of the close of business February 29, 2008 (according to information received by the Company) are set out below. Similar information is also provided for those directors whose terms expire in future years.

Name	Principal Occupation(1)	Service as Director	Age	Shares of Common Stock(2)		Percent of Outstanding Shares
Names of Director Nominees
Class I (Current Term Expires 2008, New Term Will Expire 2011)
R. Randall Rollins (3)	Chairman of the Board of the Company; Chairman of the Board of RPC, Inc. (oil and gas field services); and Chairman of the Board of Marine Products Corporation (boat manufacturing)	1968 to date	76	50,832,019	(4)	50.4
James B. Williams	Chairman of the Executive Committee of SunTrust Banks, Inc. (bank holding company) from 1998 to April 2004; and Chairman of the Board and Chief Executive Officer of SunTrust Banks, Inc. from 1991 to 1998	1978 to date	74	67,500		*
Names of Directors Whose Terms Have Not Expired
Class III (Term Expires 2011)
Wilton Looney	Honorary Chairman of the Board of Genuine Parts Company (automotive parts distributor)	1975 to date	88	5,062		*
Bill J. Dismuke	Retired President of Edwards Baking Company (manufacturer of baked pies and pie pieces)	1984 to date	71	3,037		*
Thomas J. Lawley	Dean of the Emory University School of Medicine since 1996	2006 to date	61	—		*

Class II (Term Expires 2009)
Gary W. Rollins (3)	Chief Executive Officer, President and Chief Operating Officer of the Company	1981 to date	63	51,944,426	(5)	51.5
Henry B. Tippie	Presiding Director of the Company; Chairman of the Board and Chief Executive Officer of Tippie Services, Inc. (management services); Chairman of the Board of Dover Downs Gaming and Entertainment, Inc. (operator of multi-purpose gaming and entertainment complex) since January 2002; and Chairman of the Board of Dover Motorsports, Inc. (operator of motorsports tracks)	1960 to 1970; 1974 to date	81	1,161,336	(6)	1.2

(1)
Except as noted, each of the Directors has held the positions of responsibility set out in this column (but not necessarily his present title) for more than five years. In addition to the directorships listed in this column, the following individuals also serve on the Boards of Directors of the following companies: James B. Williams: The Coca-Cola Company; R. Randall Rollins: Dover Motorsports, Inc. and Dover Downs Gaming and Entertainment, Inc.; Gary W. Rollins, Genuine Parts Company. All persons named, with the exception of Dr. Thomas J. Lawley, in the above table are also directors of RPC, Inc. and Marine Products Corporation.

(2)
Except as otherwise noted, the nature of the beneficial ownership for all shares is sole voting and investment power.

(3)
R. Randall Rollins and Gary W. Rollins are brothers. Gary W. Rollins is the father of Glen W. Rollins, Vice President of the Company.

(4)
See information contained in footnote (2) to the table appearing in Capital Stock section.

(5)
See information contained in footnote (3) to the table appearing in Capital Stock section.

(6)
Includes 79,987** shares of Common Stock of the Company held by a trust of which he is a Co-Trustee and as to which he shares voting and investment power and 337 shares held in a wholly owned corporation. Also includes 1,012** shares held by his wife. Does not include shares of Common Stock of the Company owned by Rollins Holding Company, an interest in which is indirectly held by a trust of which Mr. Tippie is a Co-Trustee but not a beneficiary.

*
Less than 1% of outstanding shares.

**
Mr. Henry B. Tippie disclaims any beneficial interest in these holdings.

Our Board of Directors recommends a vote FOR the nominees listed.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS'
COMMITTEES AND MEETINGS

Board Meetings and Compensation

        The Board of Directors met five times during the year ended December 31, 2007. No director attended fewer than 75 percent of the Board meetings held during such director's term of service and meetings of committees on which he served during 2007. In addition, the Company has from time to time formed a special committee for the purpose of evaluating and approving certain transactions in which other directors of the Company have an interest. During 2007, the Company had no such committee.

        The Board of Directors has an Audit Committee, Compensation Committee and a Nominating and Governance Committee.

        Below is a summary of our committee structure and membership information.

Board of Directors	Audit Committee	Compensation Committee	Diversity Committee	Executive Committee	Nominating & Governance Committee
R. Randall Rollins(1)				Member
Henry B. Tippie(2)	Chair	Chair	Chair		Chair
Wilton W. Looney(2)	Member	Member	Member		Member
James B. Williams(2)	Member	Member	Member		Member
Bill J. Dismuke(2)	Member
Gary W. Rollins(3)				Member
Thomas J. Lawley M.D.

(1)
Chairman of the Board of Directors

(2)
Financial Expert

(3)
Chief Executive Officer, President and Chief Operating Officer

Audit Committee

        The Audit Committee of the Board of Directors of the Company consists of Henry B. Tippie (Chairman), Wilton Looney, James B. Williams and Bill Dismuke. The Audit Committee held five meetings during the fiscal year ended December 31, 2007 including a meeting to review the Company's Form 10-K for the year ending December 31, 2006. The Board of Directors has determined that all of the members of the Audit Committee are independent as that term is defined by the rules of the Securities and Exchange Commission ("SEC") and the New York Stock Exchange ("NYSE"). The Board of Directors has also determined that all of the Audit Committee members are "Audit Committee Financial Experts" as defined in the SEC rules. Additionally, the Board of Directors has determined that the simultaneous service by Mr. James B. Williams on the Audit Committees of three other publicly traded companies does not impair his ability to effectively serve on the Audit Committee of the Company. The Audit Committee meets with the Company's independent public accountants, internal auditor, Chief Executive Officer and Chief Financial Officer to review the scope and results of audits and recommendations made with respect to internal and external accounting controls and specific accounting and financial reporting issues. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from the Company for, outside legal, accounting or other advisors as it deems necessary to carry out its duties. The Audit Committee charter is available on the Company's website at www.rollins.com, under the Governance section. A copy of the charter is also available in print, without charge, to any shareholder who requests it.

Compensation Committee

        The Compensation Committee of the Board of Directors of the Company consists of Henry B. Tippie (Chairman), Wilton Looney and James B. Williams. It held one meeting during the fiscal year ended December 31, 2007. The function of the Compensation Committee is to set the base salary and cash based incentive compensation of all of the executive officers of the Company. The Compensation Committee also administers the Rollins, Inc. Employee Stock Incentive Plan. The Compensation Committee does not have a formal charter, and is not required to have one under the "controlled company" exemption under the NYSE rules, as described in the section titled "Director Independence and NYSE Requirements" below.

Nominating and Governance Committee

        The Nominating and Governance Committee of the Board of Directors of the Company consists of Henry B. Tippie (Chairman), Wilton Looney and James B. Williams, each of whom is independent, as discussed above. The Committee was formed in 2002 pursuant to a resolution passed by the Board of Directors for the following purposes:

  •
  to recommend to our Board of Directors nominees for director and to consider any nominations properly made by a stockholder;

  •
  upon request of our Board of Directors, to review and report to the Board with regard to matters of corporate governance; and

  •
  to make recommendations to our Board of Directors regarding the agenda for our annual stockholders' meetings and with respect to appropriate action to be taken in response to any stockholder proposals.

        The Nominating and Governance Committee held one meeting during the fiscal year ended December 31, 2007.

Director Nominations

        Under Delaware law, there are no statutory criteria or qualifications for directors. The Board has prescribed no criteria or qualifications at this time. The Nominating and Governance Committee does not have a charter or a formal policy with regard to the consideration of director candidates. However, it acts under the guidance of the corporate governance guidelines approved by the Board of Directors on January 27, 2004, as amended January 25, 2005, and posted on the Company's website at www.rollins.com under the Governance section. A copy of the corporate governance guidelines is also available in print, without charge, to any shareholder who requests it. The Board believes that it should preserve maximum flexibility in order to select directors with sound judgment and other desirable qualities. According to the Company's corporate governance guidelines, the Board of Directors will be responsible for selecting nominees for election to the Board of Directors. The Board delegates the screening process involved to the Nominating and Governance Committee. This Committee is responsible for determining the appropriate skills and characteristics required of Board members in the context of the then current make-up of the Board. This determination takes into account all factors which the Committee considers appropriate, such as independence, experience, strength of character, mature judgment, technical skills, diversity, age and the extent to which the individual would fill a present need on the Board. The Company's by-laws provide that any stockholder entitled to vote for the election of directors may make nominations for the election of directors. Nominations must comply with an advance notice procedure which generally requires, with respect to nominations for directors for election at an annual meeting, that written notice be addressed to: Secretary, Rollins Inc., 2170 Piedmont Road, N.E., Atlanta, Georgia 30324, not less than ninety days prior to the anniversary of the prior year's annual meeting and set forth the name, age, business address and, if known, residence address of the nominee proposed in the notice, the principal occupation or employment of the nominee for the past five years, the nominee's qualifications, the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person and any other information relating to the person that would be required to be disclosed in a proxy statement or other filings. Other requirements related to the notice are contained in the Company's by-laws. The Committee will consider nominations from stockholders who satisfy these requirements. The Committee is responsible for screening the nominees that are selected by the Board of Directors for nomination to the Board and for service on committees of the Board. The Company has not received a recommendation for a director nominee from a shareholder. All of the nominees for directors being voted upon at the Annual Meeting to be held on April 22, 2008 are directors standing for re-election.

Director Independence and NYSE Requirements

        Controlled Company Exemption.    We have elected to be treated as a "controlled company" as defined by New York Stock Exchange Section 303A.00. This Section provides that a controlled company need not comply with the requirements of Sections 303A.01, 303A.04 and 303A.05 of the New York Stock Exchange Listed Company Manual. Section 303A.01 requires that listed companies have a majority of independent directors. As a controlled company, this Section does not apply to us. Sections 303A.04 and 303A.05 require that listed companies have a nominating and corporate governance committee and a compensation committee, in each case composed entirely of independent directors, and that each of these committees must have a charter that addresses both the committee's purpose and responsibilities and the need for an annual performance evaluation by the committee. While we have a nominating and corporate governance committee and a compensation committee, we are not required to and do not comply with all of the provisions of Sections 303A.04 and 303A.05. We are a "controlled company" because a group that includes the Company's Chairman, R. Randall Rollins, his brother, Gary W. Rollins who is a director and Chief Executive Officer of the Company, and his nephew Glen Rollins who is the son of Gary W. Rollins and Vice President of the Company, and certain companies under their control, possesses in excess of fifty percent of our voting power.

        The Company's Audit Committee is composed of four "independent" directors as defined by the Company's Corporate Governance Guidelines, the New York Stock Exchange rules, the Securities Exchange Act of 1934, SEC regulations thereunder, and the Company's Audit Committee Charter. The members of the Compensation and Nominating and Corporate Governance Committees are also entirely composed of independent directors. The Board of Directors has also concluded that Thomas Lawley is an "independent director" under the Company's Corporate Governance Guidelines and the New York Stock Exchange listing standards.

        Independence Guidelines.    Under New York Stock Exchange listing standards, to be considered independent, a director must be determined to have no material relationship with the Company other than as a director. The New York Stock Exchange standards set forth a nonexclusive list of relationships which are conclusively deemed material.

        The Company's Independence Guidelines (Appendix A to the Company's Corporate Governance Guidelines) are posted on the Company's website at www.rollins.com under the Governance section. These Independence Guidelines provide that to be independent, a director must not have any relationship that would be considered material under New York Stock Exchange Standards. In addition, the Company's Guidelines provide that, except in special circumstances as determined by a majority of the Board, the following relationships are not material:

  (i)
  If the director, or a member of the director's immediate family, has received less than one hundred thousand dollars (US $100,000) in direct compensation from the Company (other than director and committee fees and compensation for prior service which are not contingent in any way on continued services) during every 12 month period within the past three (3) years.

  (ii)
  If the director is a director or officer, or any member of the director's immediate family is a director or officer of a bank to which the Company is indebted, and the total amount of the indebtedness does not exceed one percent (1%) of the total assets of the bank for any of the past three (3) years.

  (iii)
  If the director or any member of the director's immediate family is an employee of a charitable or educational organization, and donations by the Company do not exceed the greater of one million dollars (US $1,000,000) or two percent (2%) of the organization's consolidated gross revenues within the preceding past three (3) years.

  (iv)
  If the director has a relationship with the Company of a type covered by item 404(a) and/or item 407 of the Securities and Exchange Commission's Regulation S-K (or any successor regulation), and that relationship need not, according to the terms of those items and any then-current proxy regulations, be disclosed in the Company's annual proxy statement (except for relationships described elsewhere in these guidelines in which case the other guidelines will govern).

  (v)
  If the director, or a member of the director's immediate family, has direct or beneficial ownership (as defined by Rule 13d-3 under the Securities Exchange Act of 1934) of any amount of any class of common stock of the Company.

        Audit Committee Charter.    Under the Company's Audit Committee Charter, in accordance with New York Stock Exchange listing requirements and the Exchange Act, all members of the Audit Committee must be independent of management and the Company. A member of the Audit Committee is considered independent as long as he or she (i) does not accept any consulting, advisory, or compensatory fee from the Company, other than as a director or committee member; (ii) is not an affiliated person of the Company or its subsidiaries; and (iii) otherwise meets the independence requirements of the New York Stock Exchange and the Company's Corporate Governance Guidelines.

        Nonmaterial Relationships.    After reviewing all of the relationships between the members of the Audit Committee and Dr. Lawley, on the one hand, and the Company, on the other hand, the Board of Directors determined that neither any of the members of the Audit Committee nor Dr. Lawley had any relationships not included within the categorical standards set forth in the Independence Guidelines and disclosed above except as follows:

  1.
  Mr. Tippie was employed by the Company from 1953 to 1970, and held several offices with the Company during that time, including as Executive Vice President—Finance, Secretary, Treasurer and Chief Financial Officer.

  2.
  Mr. Tippie is Chairman of the Board of Directors of Dover Motorsports, Inc. and Dover Downs Gaming and Entertainment, Inc. R. Randall Rollins is also a director of these companies.

  3.
  Mr. Tippie is the trustee of the O. Wayne Rollins Foundation and of the Rollins Children's Trust. O. Wayne Rollins is the father of Gary and Randall Rollins. The beneficiaries of the Rollins Children's Trust include the immediate family members of Gary and Randall Rollins.

  4.
  Each of Messrs. Dismuke, Looney, Tippie and Williams also serve on the Boards of RPC, Inc. and Marine Products Corporation, of which Messrs. Gary and Randall Rollins are directors, and voting control over which is held by a control group of which Messrs. Randall and Gary Rollins are a part. Mr. Randall Rollins is an executive officer of Marine Products.

  5.
  Dr. Lawley is the Dean of the Emory University School of Medicine. Various charitable contributions have been made by the O. Wayne Rollins Foundation to Emory University in the

    past, including charitable contributions made by the Foundation to the Emory University School of Medicine and to the Emory University School of Public Health. Gary Rollins is a director of Emory University.

        As required by the Independence Guidelines, the Board of Directors unanimously concluded that the above-listed relationships would not affect the independent judgment of the independent directors, based on their experience, character and independent means, and therefore do not preclude an independence determination. All of the members of the Audit Committee are also independent under the heightened standards required for Audit Committee members.

        In accordance with the NYSE corporate governance listing standards, Mr. Henry B. Tippie was elected as the Presiding Director. The Company's non-management directors meet at regularly scheduled executive sessions without management. Mr. Tippie presides during these executive sessions.

Corporate Governance Guidelines

        We have adopted Corporate Governance Guidelines to promote better understanding of our policies and procedures. At least annually, the Board reviews these guidelines. A copy of our current Corporate Governance Guidelines may be found at our website (www.rollins.com) under the heading "Governance." As required by the rules of the New York Stock Exchange, our Corporate Governance Guidelines require that our non-management directors meet in at least two regularly scheduled executive sessions per year without management.

        At our website (www.rollins.com), under the heading "Governance," you may access a copy of our Corporate Governance Guidelines, our Audit Committee Charter, our Code of Business Conduct and our Code of Business Conduct and Ethics for Directors and Executive Officers and Related Party Transaction Policy. We will also provide a copy of any of these documents, free of charge, to any record or beneficial stockholder. Please make your request in writing, addressed to Harry J. Cynkus, Chief Financial Officer and Treasurer, Rollins, Inc. 2170 Piedmont Road, NE Atlanta, Georgia 30324.

Code of Business Ethics

        The Company has adopted a Code of Business Conduct applicable to all directors, officers and employees generally, as well as a supplemental Code of Business Conduct and Ethics for Directors and Executive Officers and Related Party Transaction Policy applicable to directors and the principal executive officer, principal financial officer, principal accounting officer or controller or person performing several functions for the Company. Both codes are available on the Company's website at www.rollins.com. Copies are also available in print, without charge, to any shareholder who requests one.

Director Communications

        The Company also has a process for interested parties, including stockholders, to send communications to the Board of Directors, Presiding Director, any of the Board Committees or the non-management directors as a group. Such communications should be addressed as follows:

    Mr. Henry B. Tippie
    c/o Internal Audit Department
    Rollins, Inc.
    2170 Piedmont Road, N.E.
    Atlanta, Georgia 30324.

        Instructions for communications with the directors are also posted on our website at www.rollins.com under the Governance section. All communications received from interested parties are forwarded to the Board of Directors. Any communication addressed solely to the Presiding Director or the non-management directors will be forwarded directly to the appropriate addressee. These instructions are posted on our website (www.rollins.com) under the heading "Governance."

COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

        None of the directors named above who serve on the Company's Compensation Committee are currently employees of the Company. Mr. Tippie was employed by the Company from 1953 to 1970, and held several offices with the Company during that time, including as Executive Vice President—Finance, Secretary, Treasurer and Chief Financial Officer.

DIRECTOR COMPENSATION

        The following table sets forth compensation to our directors for services rendered as a director. Two of our directors, R. Randall Rollins and Gary W. Rollins, are our employees. Mr. R. Randall Rollins' and Gary W. Rollins' compensation are set forth in the Summary Compensation Table below under Executive Compensation. Other than Mr. Tippie, the directors listed below have never been employed by the Company or paid a salary or bonus by the Company, have never been granted any options or other stock based awards, and do not participate in any Company sponsored retirement plans. Mr. Tippie has not been employed by the Company or paid a salary or bonus by the Company, has not been granted any options or other stock based awards, and has not participate in any Company sponsored retirement plans since his employment with the Company ceased in 1970.

Name	Year	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Total ($)
Henry B. Tippie	2007	78,500	—	—	78,500
Wilton Looney	2007	41,500	—	—	41,500
James B. Williams	2007	41,500	—	—	41,500
Bill J. Dismuke	2007	36,500	—	—	36,500
Thomas J. Lawley	2007	26,250	—	—	26,250

        Directors that are our employees do not receive any additional compensation for services rendered as a director. During fiscal 2007, the Company's standard compensation arrangements for non-employee directors were as follows:

Annual Retainer	20,000
Audit Committee Chair Additional Annual Retainer	14,000
Compensation Committee Chair Additional Annual Retainer	8,000
Nominating and Corporate Governance Committee Chair Additional Annual Retainer	5,000
Diversity Committee Chair Additional Annual Retainer	5,000
In Person Board Meetings	1,250
In Person Committee Meeting	1,250
Telephonic Audit Committee Meeting	1,250
In Person Audit Committee Meeting	2,250
Pre-Board Meeting	1,250

        Under the current compensation arrangements effective January 1, 2008, non-management directors each receive an annual retainer fee of $24,000. In addition, the Chairman of the Audit Committee receives an annual retainer of $16,000, the Chairman of the Compensation Committee receives an annual retainer of $9,000 and the chairman of each of the Corporate Governance/Nominating Committee and Diversity Committee receives an annual retainer of $6,000. A director that chairs more than one committee receives a retainer with respect to each Committee he chairs. All of the retainers are paid on a quarterly basis. Current per meeting fees for non-management directors are as follows:

  •
  For meetings of the Board of Directors, Compensation Committee, Corporate Governance/Nominating Committee and Diversity Committee $1,500 and telephonic meetings of the Audit Committee, $1,250.

  •
  For in person meetings of the Audit Committee, $2,500. In addition, the Chairman of the Audit Committee receives an additional $1,500 for pre-board meetings.

        Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the Report of the Audit Committee shall not be incorporated by reference into any such filings.

REPORT OF THE AUDIT COMMITTEE

        Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent public accounting firm is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing a report thereon. The Audit Committee's responsibility is generally to monitor and oversee these processes, as described in the Audit Committee Charter. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles; that is the responsibility of management.

        In fulfilling its oversight responsibilities with respect to the year ended December 31, 2007, the Audit Committee:

  •
  Approved the terms of engagement of Grant Thornton LLP as the Company's independent registered public accounting firm for the year ended December 31, 2007;

  •
  Reviewed with management the interim financial information included in the Forms 10-Q prior to their being filed with the SEC. In addition, the Committee reviewed all earnings releases with management and independent public accounting firm prior to their release;

  •
  Reviewed and discussed with the Company's management and the Company's independent registered public accounting firm, the audited consolidated financial statements of the Company as of December 31, 2007 and 2006 and for the three years ended December 31, 2007;

  •
  Reviewed and discussed with the Company's management and the independent registered public accounting firm, management's assessment that the Company maintained effective control over financial reporting as of December 31, 2007;

  •
  Discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61, "Communications with Audit Committees," as amended, as adopted by the Public Company Accounting Oversight Board; and

  •
  Received from the independent registered public accounting firm written disclosures and the letter required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," as amended, as adopted by the Public Company Accounting Oversight Board, and has discussed with the registered public accounting firm the firm's independence from the Company.

        Based upon the review and discussions referred to above, the Committee recommended to the Board of Directors that the audited consolidated financial statements of the Company and subsidiaries as of December 31, 2007 and 2006 and for the three years ended December 31, 2007 be included in the

Company's Annual Report on Form 10-K for the year ended December 31, 2007 for filing with the Securities and Exchange Commission.

        In giving its recommendation to the Board of Directors, the Audit Committee has relied on (i) management's representation that such financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and (ii) the report of the Company's independent registered public accounting firm with respect to such financial statements.

        Submitted by the Audit Committee of the Board of Directors.

                      AUDIT COMMITTEE
                      Henry B. Tippie, Chairman
                      Wilton Looney
                      James B. Williams
                      Bill Dismuke

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Committee

        During the fiscal year ended December 31, 2007, the members of our Compensation Committee held primary responsibility for determining executive compensation levels. The Committee is composed of three of our non-management directors who do not participate in the Company's compensation plans. The Committee determines the compensation and administers the performance-based cash compensation plan for our executive officers. In addition, the Committee also administers our Stock Incentive Plan for all the employees.

        The members of our Compensation Committee have extensive and varied experience with various public and private corporations—as investors and stockholders, as senior executives, and as directors charged with the oversight of management and the setting of executive compensation levels. Henry B. Tippie, the Chairman of the Compensation Committee, has served on the board of directors of twelve different publicly traded companies and has been involved in setting executive compensation levels at all of these companies. Messrs. Wilton Looney and James B. Williams have served on the board of directors of several different publicly traded companies and have similarly been involved in setting executive compensation levels at many of these companies.

        The Compensation Committee has authority to engage attorneys, accountants and consultants, including executive compensation consultants, to solicit input from management concerning compensation matters, and to delegate any of its responsibilities to one or more directors or members of management where it deems such delegation appropriate and permitted under applicable law. The Committee has not used the services of any compensation consultants in determining or recommending the amount of form of executive compensation.

        The Compensation Committee believes that determinations relative to executive compensation levels are best left to the discretion of the Committee. In addition to the extensive experience and expertise of the Committee's members and their familiarity with the Company's performance and the performance of our executive officers, the Committee is able to draw on the experience of other directors and on various legal and accounting executives employed by the Company, and the Committee has access to the wealth of readily available public information relative to structuring executive compensation programs and setting appropriate compensation levels. The Committee also believes that the structure of our executive compensation programs should not become overly complicated or difficult to understand. The Committee solicits input from our Chief Executive Officer with respect to the performance of our executive officers and their compensation levels.

General Compensation Objectives and Guidelines

        We are engaged in a highly competitive industry. We believe that our success depends on our ability to attract and retain highly qualified and motivated executives. In order to accomplish this objective, we have endeavored to structure our executive compensation in a fashion that takes into account our operating performance and the individual performance of the executive.

        The Compensation Committee endorses the philosophy that executive compensation should reflect Company performance and the contribution of executive officers to that performance. The Company's compensation policy is designed to achieve three fundamental objectives: (i) attract and retain qualified executives, (ii) motivate performance to achieve Company objectives, and (iii) align the interests of our executives with the long-term interests of the Company's stockholders.

        The Committee recognizes that there are many intangibles involved in evaluating performance and in motivating performance, and that determining an appropriate compensation level is a highly subjective endeavor. The analysis of the Committee is not based upon a structured formula and the objectives referred to above are not weighted in any formal manner.

        Pursuant to our compensation philosophy, the total annual compensation of our executive officers is primarily made up of one or more of three elements. The three elements are salary, annual performance-based incentive compensation and grants of stock based awards such as restricted stock.

        We believe a competitive base salary is important to attract, retain and motivate top executives. We believe annual performance-based incentive compensation is valuable in recognizing and rewarding individual achievement. Finally, we believe equity-based compensation makes executives "think like owners" and, therefore, aligns their interests with those of our stockholders.

        Effective November 1, 2006, we adopted formal Stock Ownership Guidelines for our executive officers and note that our executive officers are significant stockholders of the Company, as disclosed elsewhere in this Proxy Statement. The purpose of these Guidelines is to align the interests of executives with the interests of shareholders and further promote our longstanding commitment to sound corporate governance.

        The Committee is mindful of the stock ownership of our directors and executive officers but does not believe that it is appropriate to provide a mechanism or formula to take stock ownership (or gains from prior option or stock awards) into account when setting compensation levels. As do many public companies, we have historically provided in our insider trading policies that directors and executive officers may not sell Company securities short and may not sell puts, calls or other derivative securities tied to our Common Stock.

        We expect that the salary and other compensation paid to our executive officers will qualify for income tax deductibility under the limits of Section 162(m) of the Internal Revenue Code However, it is possible that the Committee may authorize compensation which may not, in a specific case, be fully deductible by the Company.

        The Company does not have a formal policy relative to the adjustment or recovery of incentives or awards in the event that the performance measures upon which incentives or awards were based are later restated or otherwise adjusted in a manner that would have reduced the size of an incentive or award. However, as all incentives and awards remain within the discretion of the Compensation Committee, the Committee retains the ability to take any such restatements or adjustments into account in subsequent years.

Salary

        The salary of each executive officer is determined by the Compensation Committee. In making its determinations, the Committee gives consideration to our operating performance for the prior fiscal year and the individual executive's performance. The Committee solicits input from our Chief Executive Officer with respect to the performance of our executive officers and their compensation levels. Effective January 1, 2008, the following adjustments were made to the base salaries of our executive officers: Gary W. Rollins $1,000,000 (no change from 2007); R. Randall Rollins: $900,000 (no change from 2007); Glen Rollins $680,000 ($80,000 increase from 2007); Harry J. Cynkus $450,000 ($50,000 increase from 2007); and Michael W. Knottek $415,000 ($30,000 increase from 2007).

Performance-Based Plan

        At the annual meeting of stockholders held on April 22, 2003, the stockholders approved the terms of the Company's Performance-Based Incentive Cash Compensation Plan for Executive Officers (the "2003 Cash Incentive Plan"). Under the 2003 Cash Incentive Plan, executive officers have an opportunity to earn bonuses of up to 80% of their base salaries, not to exceed a maximum dollar amount of $2,000,000 per individual per year, upon achievement of bonus performance goals, which are preset every year by the Compensation Committee upon its approval of the performance bonus program for that year. The 2003 Cash Incentive Plan expires on April 22, 2008. The Board has submitted for approval of the stockholders at the Annual Meeting a new Performance-Based Incentive Cash Compensation Plan for Executive Officers (the "2008 Cash Incentive Plan") which is more fully described below under "Approval of Performance-Based Incentive Cash Compensation Plan for Executive Officers."

        For 2007, these performance goals were measured by attainment of specific levels of the following: revenue growth, pretax profit plan achievement, and pretax profit improvement over the prior year. The Compensation Committee set a maximum award for fiscal year 2007 of 80% of the executive's base salaries for Messrs. R. Randall Rollins, Gary W. Rollins and Glen Rollins and 60% of the executive's base salary for fiscal year 2007 for Messrs. Harry J. Cynkus and Michael W. Knottek. Subject to stockholders approval of the 2008 Cash Incentive Plan, the Compensation Committee approved bonus awards and performance goals for 2008 under that plan. For 2008 these performance goals will be measured by attainment of specific levels of the following: revenue growth, pretax profit plan achievement, and pretax profit improvement over the prior year. The Compensation Committee has set maximum awards for fiscal year 2008 of 100% of base salaries for Messrs. R. Randall Rollins and Gary W. Rollins, and 80% of base salary for Mr. Glen Rollins. Messrs. Harry J. Cynkus and Michael W. Knottek have a maximum award potential of 60% of their base salaries for fiscal year 2008. Under the 2003 and 2008 Cash Incentive Plans the Company must achieve 95 percent and 90 percent, respectively, of planned income for the executive officers to be eligible for bonuses under those plans. These cash compensation performance goals of the 2003 and 2008 Cash Incentive Plans are difficult to achieve, but achievable. The Committee believes that the 2003 and 2008 Cash Incentive Plans and the performance bonus programs thereunder provide performance incentives that are and will be beneficial to the Company and its stockholders.

        Messrs. Harry J. Cynkus and Michael W. Knottek also participate in the Company's Home Office Bonus Plan. Under this Plan, the participants may receive a bonus of up to five percent in 2007 (and ten percent in 2008) of the participant's annual salary for achievement of the participant's expense plan and an additional five percent (for both 2007 and 2008) of annual salary for achievement of internal customer service survey results.

        Cash payments under the Cash Incentive Plan and the Home Office Plan are paid the following year. Payments made under the 2003 Cash Incentive Plan and the Home Office Plan in 2008 to the executive officers are as follows: Gary W. Rollins $394,063; Harry J. Cynkus $144,213; R. Randall Rollins $354,657; Glen Rollins $236,438 and Michael W. Knottek $128,795.

        In addition to any bonuses earned under the Cash Incentive Plan or Home Office Plan, the Compensation Committee has the authority to award discretionary bonuses if the Committee finds that circumstances warrant that act.

Equity Based Awards

        Our Stock Incentive Plan allows for a wide variety of stock based awards such as stock options and restricted stock awards. We last issued stock options in fiscal year ended 2003 and have no immediate plans to issue additional stock options. Partially in response to changes relative to the manner in which stock options are accounted for under generally accepted accounting principles, we have modified the structure and composition of the long-term equity based component of our executive compensation. In recent years, we have awarded time-lapse restricted stock in lieu of granting stock options. The terms and conditions of these awards are described in more detail below.

        Awards under the Company's Stock Incentive Plan are purely discretionary, are not based upon any specific formula and may or may not be granted in any given fiscal year. For the past three years, we have granted time-lapse restricted stock to various employees, including our executive officers, in early January during our regularly scheduled meeting of the Compensation Committee during which the Committee reviews executive compensation. Consistent with this practice, we granted restricted stock awards to our executive officers in January 2006, 2007 and 2008 as follows:

Name	2006	2007	2008
Gary W. Rollins	37,500	37,500	—
R. Randall Rollins	22,500	30,000	—
Glen Rollins	18,000	22,500	30,000
Harry J. Cynkus	15,000	15,000	20,000
Michael W. Knottek	15,000	15,000	20,000

        It is our expectation to continue yearly grants of restricted stock awards to selected executives although we reserve the right to modify or discontinue this or any of our other compensation practices at anytime.

        To date, all of our restricted stock awards have had the same features. The shares vest one-fifth per year beginning on the second anniversary of the grant date. Restricted shares have full voting and dividend rights. However, until the shares vest, they cannot be sold, transferred or pledged. Should the executive leave our employment for any reason prior to the vesting dates (other than due to death or retirement on or after age 65), the unvested shares will be forfeited. In the event of a "change in control" of the Company, the Compensation Committee has the discretion to accelerate vesting of the shares.

        Grants are made under our Stock Incentive Plan and the plan is administered pursuant to Rule 16b-3 of the Securities Exchange Act of 1934. When considering the grant of stock based awards, the Committee gives consideration to our overall performance and the performance of individual employees.

Employment Agreements

        There are no agreements or understandings between the Company and any executive officer which guarantee continued employment or guarantee any level of compensation, including incentive or bonus payments, to the executive officer.

Retirement Plans

        The Company maintains a defined benefit plan (Rollins, Inc. Retirement Income Plan) for employees hired prior to January 1, 2002, a non-qualified retirement plan (Rollins, Inc. Deferred Compensation Plan) for our executives, and a 401(k) savings plan (Rollins 401(k) Plan) for the benefit of all of our eligible employees.

        The Company froze the Rollins, Inc. Retirement Income Plan effective June 30, 2005. Due to the freeze of the Rollins, Inc. Retirement Income Plan, for certain of our older and more tenured employees who are participants in the Rollins, Inc. Retirement Income Plan, the Company makes additional company contributions ("Pension Restoration Contributions") into either the 401(k) Plan (for non-highly compensated employees) or into the Rollins, Inc. Deferred Compensated Plan (for highly compensated employees). This contribution will be made for five years. The first contribution was made in January 2007 for those participants who were employed for all of the 2006 plan year. Only employees with five full years of vested service on June 2005 qualify for the Pension Restoration Contributions. Messrs. Randall Rollins, Gary Rollins, Glen Rollins, Michael Knottek and Harry Cynkus are expected to receive Pension Restoration Contributions of 3%, 3%, 1.5%, 3%, and 3% of their annual salary (up to a maximum 2007 annual salary of $225,000), respectively, annually under the Rollins, Inc. Deferred Compensation Plan. The Rollins, Inc. Deferred Compensation Plan also provides other benefits as described below under "Nonqualified Deferred Compensation").

Other Compensation

        Other compensation to our executive officers includes group welfare benefits including group medical, dental and vision coverage, and group life insurance. The Company provides certain perquisites to its executive officers which are described below under "Executive Compensation." The Company requires that its Chairman and its President and CEO use Company or other private aircraft for air travel whenever practicable for security reasons.

        The following Compensation Committee Report shall not be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the "Securities Act"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

COMPENSATION COMMITTEE REPORT

        We have reviewed and discussed the above Compensation Discussion and Analysis with management.

        Based upon this review and discussion, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2007 and this proxy statement.

Compensation Committee
Henry B. Tippie, Chairman
Wilton Looney
James B. Williams

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

        Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required to furnish the Company with copies of all Section 16(a) forms they file.

        Based on our review of the copies of such forms, we believe that during fiscal year ended December 31, 2007, all filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were timely satisfied, except each of Messrs. Cynkus and Knottek filed one Form 4 after its due date reporting the delivery of common stock in payment of a tax liability associated with the vesting of a previously reported restricted stock award exempt from Section 16(b) of the Securities and Exchange Act of 1934 by reason of Rule 16(b)(3).

EXECUTIVE COMPENSATION

        Shown below is information concerning the annual compensation for the fiscal year ended December 31, 2007 and 2006 of those persons who were at December 31, 2007:

  •
  our Principal Executive Officer and Principal Financial Officer; and

  •
  our three other most highly compensated executive officers whose total annual salary exceeded $100,000:

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)(1)	Stock awards ($)(2)	Option awards ($)(3)	Non-equity incentive plan compensation ($)(4)	Change in pension value and non-qualified deferred compensation earnings ($)(5)	All other compensation ($)(6)	Total ($)

Gary W. Rollins Chief Executive Officer	2007 2006	1,000,000 1,000,000	284,708 196,542	166,563 166,563	394,063 442,156	— 386,996	347,384 360,122	2,192,718 2,552,379

Harry J. Cynkus Chief Financial Officer	2007 2006	400,000 350,000	119,870 68,163	17,370 17,370	144,213 123,676	— 21,456	22,550 14,197	704,004 594,862

R. Randall Rollins Chairman of the Board	2007 2006	900,000 850,000	166,792 96,582	79,713 79,713	354,657 375,172	— —	38,278 37,148	1,539,440 1,438,615

Glen Rollins Vice President	2007 2006	600,000 500,000	138,573 85,673	62,933 62,933	236,438 220,570	— 24,103	22,748 17,285	1,060,692 910,564

Michael W. Knottek Senior Vice President	2007 2006	385,000 350,000	119,870 68,163	17,370 17,370	128,795 123,676	— 33,860	21,198 15,224	672,233 608,293

(1)
Salary in 2007 includes $90,919 which has been deferred by Harry J. Cynkus pursuant to the Deferred Compensation Plan.

(2)
These amounts represent the dollar amount recognized for financial reporting purposes with respect to fiscal year 2007 and 2006 for current year and prior year grants of restricted Common Stock awarded under our Stock Incentive Plan, computed in accordance with FAS 123R. Please refer to Note 8 to our Financial Statements contained in our Form 10-K for the period ending December 31, 2007 for a discussion of the assumptions used in these computations. Our Form 10-K has been included in our Annual Report and provided to our stockholders.

(3)
These amounts represent the dollar amount recognized for financial reporting purposes with respect to fiscal year 2007 and 2006 for prior year option grants awarded under our Stock Incentive Plan, computed in accordance with FAS 123R. Please refer to Note 8 to our Financial Statements contained in our Form 10-K for the period ending December 31, 2007 for a discussion of the assumptions used in these computations. Our Form 10-K has been included in our Annual Report and provided to our stockholders.

(4)
Bonuses under the performance-based incentive cash compensation plan are accrued in the fiscal year earned and paid in the following fiscal year.

(5)
Pension values decreased in 2007 as follows: Gary W. Rollins ($208,744), R. Randall Rollins ($148,345) Harry J. Cynkus ($14,268), Glen Rollins ($25,025) and Michael W. Knottek ($18,264).

(6)
All other compensation includes the following items for:

Mr. Gary W. Rollins:	$6,750 of Company contributions to the employee's account of the Rollins 401(k) plan; $294,845 of incremental costs to the Company for personal use of the Company's airplane (calculated based on the actual variable costs to the Company for such usage); $13,793 of tax reimbursement payments to offset taxes payable for airplane usage; $6,600 of Company contributions to the employee's account of the Rollins deferred compensation plan; car allowance and related vehicle expenses; incremental costs to the Company for use of the Company's executive dining room; and use of Company storage space.
Mr. Harry J. Cynkus:
$6,750 of Company contributions to the employee's account of the Rollins 401(k) plan; $6,600 of Company contributions to the employee's account of the Rollins deferred compensation plan; car lease payments and related vehicle expenses; and incremental cost to the Company for use of the Company's executive dining room.
Mr. R. Randall Rollins:
$6,750 of Company contributions to the employee's account of the Rollins 401(k) plan; $6,600 of Company contributions to the employee's account of the Rollins deferred compensation plan; Company provided automobile and related vehicle expenses; and incremental cost to the Company for use of the Company's executive dining room.
Mr. Glen Rollins:
$6,750 of Company contributions to the employee's account of the Rollins 401(k) plan; $3,300 of Company contributions to the employee's account of the Rollins deferred compensation plan; car allowance and related vehicle expenses; and incremental cost to the Company for use of the Company's executive dining room.
Mr. Michael W. Knottek:
$6,750 of Company contributions to the employee's account of the Rollins 401(k) plan; $6,600 of Company contributions to the employee's account of the Rollins deferred compensation plan; car lease payments and related vehicle expenses; and incremental cost to the Company for use of the Company's executive dining room.

GRANTS OF PLAN-BASED AWARDS

        The shares of Common Stock disclosed in the table below represent grants of restricted Common Stock under our Stock Incentive Plan awarded in fiscal year 2007. All grants of restricted Common Stock vest one-fifth per year beginning on the second anniversary of the grant date. Restricted shares have full voting and dividend rights. However, until the shares vest, they cannot be sold, transferred or pledged. Should the executive leave our employment for any reason prior to the vesting dates (other than due to death or retirement on or after age 65), the unvested shares will be forfeited. We have not issued any stock options in the past three fiscal years and have no immediate plans to issue additional stock options.

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards
							Grant Date Fair Value of Stock and Option Awards(3)

Name	Grant Date		Threshold ($)	Target ($)	Maximum ($)	All Other Stock Awards: Number of Shares of Stock or Units (#)

Gary W. Rollins	1/23/07 1/23/07	(1)	243,056	425,456	800,000	37,500	$529,000

Harry J. Cynkus	1/23/07 1/23/07	(2)	68,611	140,091	240,000	15,000	$211,600

R. Randall Rollins	1/23/07 1/23/07	(1)	218,750	382,910	720,00	30,000	$423,200

Glen Rollins	1/23/07 1/23/07	(1)	145,834	255,274	480,000	22,500	$317,400

Michael W. Knottek	1/23/07 1/23/07	(2)	66,038	134,838	231,000	15,000	$211,600

(1)
These amounts represent possible payouts of awards granted under the 2003 Cash Incentive Plan in January 2007. The actual awards were approved in February 2008. The amounts of the actual payments are included in the Summary Compensation Table.

(2)
These amounts represent possible payouts of awards granted under the 2003 Cash Incentive Plan and the Home Office Cash Incentive Plan in January 2007. The actual awards were paid out in February 2008. The amounts of the actual payments are included in the Summary Compensation Table.

(3)
These amounts represent aggregate grant date fair value for grants of restricted Common Stock awarded in fiscal year 2007 under our Stock Incentive Plan computed in accordance with FAS 123R. Please refer to Note 9 to our Financial Statements contained in our Form 10-K for the period ending December 31, 2007 for a discussion of assumptions used in this computation. Our Form 10-K has been included in our Annual Report and provided to our stockholders.

        There are no agreements or understandings between the Company and any executive officer which guarantee continued employment or guarantee any level of compensation, including incentive or bonus payments, to the executive officer. All of the named executive officers participate in the Company's Cash Incentive Plan. Bonus awards under the Cash Incentive Plan provide participants an opportunity to earn an annual bonus in a maximum amount of 80% of base salary or $2 million per individual per year, whichever is less. Under the Cash Incentive Plan, whether a bonus is payable, and the amount of any bonus payable, is contingent upon achievement of certain performance goals which are set in the annual program adopted under the plan. Performance goals are measured according to one or more of the following three targeted financial measures: revenue growth, achievement of preset pretax profit targets, and pretax profit improvement over the prior year. For 2007 these performance goals were measured by attainment of specific levels of the following: revenue growth, pretax profit plan achievement, and pretax profit improvement over the prior year. The Compensation Committee has set a maximum award of 80% of executive's base salaries as the award for fiscal year 2007 for Messrs. R. Randall Rollins, Gary W. Rollins and Glen Rollins. The Compensation Committee has set a maximum award of 60% of executive's base salaries as the award for fiscal year 2007 for Messrs. Cynkus and Knottek. In addition, Messrs. Harry J. Cynkus and Michael W. Knottek participate in the Home Office Plan. Under this Plan, the participants may receive a bonus of up to 10% of the participant's annual salary for achievement of the participant's expense plan and an additional 5% of annual salary for achievement of internal customer service survey results. Unless sooner amended or terminated by the Compensation Committee, the Performance Bonus Plan will be in place until April 22, 2008. The named executive officers are eligible to receive options and restricted stock under the Company's stock incentive plan, in such amounts and with such terms and conditions as determined by the Compensation Committee at the time of grant. All of the executive officers are eligible to participate in the Company's Deferred Compensation Plan. The executive officers participate in the Company's regular employee benefit programs, including the 401(k) Plan with Company match, group life insurance, group medical and dental coverage and other group benefit plans. The Deferred Compensation Plan provides that participants may defer up to 50% of their base salary and up to 100% of their annual bonus with respect to any given plan year, subject to a $2,000 per plan year minimum. The Company may make discretionary credits to participant accounts.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

        The table below sets forth details concerning outstanding option awards made in prior years to the executives named in our Summary Compensation Table, including the expiration date, the option exercise price, and the number of shares of Common Stock underlying the grants both exercisable and unexercisable. As we have not issued any stock options since 2003, the grant dates for all of these options are from fiscal year ended 2003 and earlier. The table below also sets forth the total number of restricted shares of Common Stock that were granted in 2007 and in prior years to the executives named in our Summary Compensation Table but which have not yet vested, together with the market value of these unvested shares based on the $19.20 the closing price of our Common Stock on December 31, 2007.

	Option Awards				Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date(1)	Number of Shares or Units of Stock That Have Not Vested (#)(7)	Market Value of Shares or Units of Stock That Have Not Vested ($)

Gary W. Rollins	—	—	—	—	108,750	2,088,000

Harry J. Cynkus	—	—	—	—	44,400	852,480

R. Randall Rollins	—	—	—	—	66,000	1,267,200

Glen Rollins	84,375 67,500 67,500 16,266	— — — —	8.2844 5.6741 5.4074 4.8333	01/28/2013(2) 01/22/2012(3) 01/23/2011(4) 01/26/2009(5)	54.000 — — —	1,036,800 — — —

Michael W. Knottek	—	—	—	—	44,400	852,480

(1)
Unless otherwise noted, all options have ten year terms with vesting as follows: one-fifth become exercisable beginning one year after date of grant and an additional one-fifth becomes exercisable over the succeeding four years.

(2)
Options granted January 28, 2003.

(3)
Options granted January 22, 2002

(4)
Options granted January 23, 2001.

(5)
Options granted January 26, 1999.

(6)
Restricted shares for the named executive officers vest 20% annually beginning on the second anniversary of the grant date, as follows:

        Restricted shares for the named executive officers vest 20% annually after the first year as follows:

Name	Number of shares Granted	Grant Date	Date fully vested

Gary W. Rollins	56,250 37,500 37,500	4/27/2004 1/24/2006 1/23/2007	4/27/2010 1/24/2012 1/23/2013

Harry J. Cynkus	18,000 15,000 15,000	1/25/2005 1/24/2006 1/23/2007	1/25/2011 1/24/2012 1/23/2013

R. Randall Rollins	22,500 22,500 30,000	4/27/2004 1/24/2006 1/23/2007	4/27/2010 1/24/2012 1/23/2013

Glen Rollins	22,500 18,000 22,500	4/27/2004 1/24/2006 1/23/2007	4/27/2010 1/24/2012 1/23/2012

Michael W. Knottek	18,000 15,000 15,000	1/25/2005 1/24/2006 1/23/2007	1/25/2011 1/24/2012 1/23/2013

OPTION EXERCISES AND STOCK VESTED

        The following table sets forth:

  •
  the number of shares of Common Stock acquired by the executives named in the Summary Compensation Table upon the exercise of stock options during the fiscal year ended December 31, 2007.

  •
  the aggregate dollar amount realized on the exercise date for such options computed by multiplying the number of shares acquired by the difference between the market value of the shares on the exercise date and the exercise price of the options;

  •
  the number of shares of restricted Common Stock acquired by the executives named in the Summary Compensation Table upon the vesting of shares during the fiscal year ended December 31, 2007.

  •
  the aggregate dollar amount realized on the vesting date for such restricted stock computed by multiplying the number of shares which vested by the market value of the shares on the vesting date.

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Gary W. Rollins	675,000	5,435,216	11,250	176,400

Harry J. Cynkus	13,500	167,249	3,600	50,472

R. Randall Rollins	249,750	2,179,302	4,500	70,560

Glen Rollins	88,359	1,222,606	4,500	70,560

Michael W. Knottek	13,500	112,130	3,600	50,472

PENSION BENEFITS

        The Company's Retirement Income Plan, a trustee defined benefit pension plan, provides monthly benefits upon retirement at age 65 to eligible employees. In the second quarter of 2005, the Company's Board of Directors approved a resolution to cease all future retirement benefit accruals under the Retirement Income Plan effective June 30, 2005. Retirement income benefits are based on the average of the employee's compensation from the Company for the five consecutive complete calendar years of highest compensation during the last ten consecutive complete calendar years ("final average compensation") immediately preceding June 30, 2005. The estimated annual benefit payable at the later of retirement or age 65 is $82,056 for Mr. Randall Rollins, $155,664 for Mr. Gary Rollins, $29,844 for Mr. Glen Rollins, $13,620 for Mr. Knottek and $11,280 for Mr. Cynkus. The Plan also provides reduced early retirement benefits under certain conditions. In accordance with the Internal Revenue Code, the maximum annual benefit that could be payable to a Retirement Income Plan beneficiary in 2007 was $180,000. However, this annual dollar limitation is actuarially increased for a participant whose pension commences later than his normal retirement date. In accordance with the Internal Revenue Code, the maximum compensation recognized by the Retirement Income Plan was $210,000 in 2007. Retirement benefits accrued at the end of any calendar year will not be reduced by any subsequent changes in the maximum compensation limit.

PENSION BENEFITS

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit(1) ($)	Payments During Last Fiscal Year ($)
Gary W. Rollins	Pension Plan	35	$1,396,652	—

Harry J. Cynkus	Pension Plan	6	$74,741	—

R. Randall Rollins	Pension Plan	21	$570,958	$82,056

Glen Rollins	Pension Plan	16	$74,962	—

Michael W. Knottek	Pension Plan	7	$122,200	—

(1)
The actuarial present value of the executive's accumulated benefit under the Retirement Income Plan is computed as of the measurement date used for financial statement reporting purposes and the valuation method and material assumptions applied are set forth in Note 9 to our Financial Statements contained in our Form 10-K for the period ending December 31, 2007. Our Form 10-K has been included in our Annual Report and provided to our stockholders.

NONQUALIFIED DEFERRED COMPENSATION

        On June 13, 2005, the Company approved the Rollins, Inc. Deferred Compensation Plan (the "Deferred Compensation Plan") that is designed to comply with the provisions of the American Jobs Creation Act of 2004 (including Section 409A of the Internal Revenue Code). The Deferred Compensation Plan provides that employees eligible to participate in the Deferred Compensation Plan include those who are both members of a group of management or highly compensated employees and selected by the committee administering the Deferred Compensation Plan. All of the named executive officers are eligible.

NONQUALIFIED DEFERRED COMPENSATION

Name	Executive contributions in last FY ($)	Registrant contributions in last FY ($)(1)	Aggregate earnings in last FY ($)	Aggregate withdrawals/ distributions ($)	Aggregate balance at last FYE ($)
Gary W. Rollins	—	6,600	667	—	8,689
Harry J. Cynkus	90,919	6,600	5,760	—	159,781
R. Randall Rollins	—	6,600	667	—	8,689
Glen Rollins	—	3,300	(249)	—	4,473
Michael W. Knottek	—	6,600	667	—	8,689

(1)
Reflects the amounts for each of the named executive officers which are reported as compensation to such named executive officer in the Other Compensation column of the Summary Compensation Table on page 22.

(2)
Included in the Salary column of the Summary Compensation Table on page 22.

        The Deferred Compensation Plan provides that participants may defer up to 50% of their base salary and up to 100% of their annual bonus with respect to any given plan year, subject to a $2,000 per plan year minimum. The annual bonus deferral percentage was amended to allow participants the ability to defer up to 85%, beginning with bonuses earned in 2007 and paid in 2008. The Company may make discretionary contributions to participant accounts. The Company currently plans to credit accounts of participants of long service to the Company with certain discretionary amounts ("Pension Plan Benefit Restoration Contributions") in lieu of benefits that previously accrued under the Company's Retirement Income Plan. The Company ceased all future benefit accruals under the Retirement Income Plan effective June 30, 2005. The Company intends to make Pension Plan Benefit Restoration Contributions under the Deferred Compensation Plan for five years. The first contribution was made in January 2007 for those participants who were employed for all of the 2006 plan year. Only employees with five full years of vested service on June 30, 2005 qualify for Pension Plan Benefit Restoration Contributions. Randall Rollins, Gary Rollins, Glen Rollins, Michael Knottek and Harry Cynkus are expected to receive Pension Plan Benefit Restoration Contributions of 3.0%, 3.0%, 1.5%, 3.0% and 3.0% of their annual salary (up to a maximum annual salary of $220,000), respectively.

        Under the Deferred Compensation Plan, salary and bonus deferrals and Pension Plan Benefit Restoration Contributions are fully vested. Any discretionary contributions are subject to vesting in accordance with the matching contribution vesting schedule set forth in the Company 401(k) Plan in which a participant participates.

        Accounts will be credited with hypothetical earnings, and/or debited with hypothetical losses, based on the performance of certain "Measurement Funds." Account values are calculated as if the funds from deferrals and Company credits had been converted into shares or other ownership units of selected Measurement Funds by purchasing (or selling, where relevant) such shares or units at the current purchase price of the relevant Measurement Fund at the time of the participant's selection. Deferred Compensation Plan benefits are unsecured general obligations of the Company to the participants, and these obligations rank in parity with the Company's other unsecured and unsubordinated indebtedness. The Company has established a "rabbi trust," which it uses to voluntarily set aside amounts to indirectly fund any obligations under the Deferred Compensation Plan. To the extent that the Company's obligations under the Deferred Compensation Plan exceed assets available under the trust, the Company would be required to seek additional funding sources to fund its liability under the Deferred Compensation Plan.

        Generally, the Deferred Compensation Plan provides for distributions of any deferred amounts upon the earliest to occur of a participant's death, disability, retirement or other termination of employment (a "Termination Event"). However, for any deferrals of salary and bonus (but not Company contributions), participants would be entitled to designate a distribution date which is prior to a Termination Event. Generally, the Deferred Compensation Plan allows a participant to elect to receive distributions under the Deferred Compensation Plan in installments or lump-sum payments.

401(k) Plan

        Effective October 1, 1983, the Company adopted a qualified retirement plan designed to meet the requirements of Section 401(k) of the Code ("401(k) Plan"). The forms of benefit payment under the 401(k) Plan are dependent upon the account balance. If the assets are greater than $1,000, a participant may leave their funds in the Plan, take a full or partial lump sum distribution, take systematic distributions or roll their vested assets into another qualified plan. If the account balance is equal to or less than $1,000, the participant may roll their vested balance into another qualified plan or take a lump sum distribution. Under the 401(k) Plan, the full amount of a participant's vested benefit is payable upon his termination of employment, retirement, total and permanent disability, or death. While employed, a participant may withdraw a certain amount of his pre-tax and rollover contributions upon specified instances of financial hardship, and may withdraw all or any portion of his pre-tax and rollover account after attaining the age of 59 1/2. A participant may withdraw all or part of their vested account balance upon reaching age 70 1/2. A participant may withdraw all or any portion of his after-tax account at any time and for any reason. Amounts contributed by the Company to the accounts of Named Executives under this plan are included in the "All Other Compensation" column of the Summary Compensation Table above.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

        The following table describes the potential payments and benefits under the Company's compensation and benefit plans and arrangements to which the named executive officers would be entitled upon termination of employment. There are no other agreements, arrangements or plans that entitle executive officers to severance, perquisites, or other enhanced benefits upon termination of their employment. Any agreement to provide such payments or benefits to a terminating executive officer would be in the discretion of the Compensation Committee. The executive officers are not entitled to additional benefits at death or disability per the terms of the defined benefit plan. The amounts payable at retirement are disclosed in the "Pension Benefits" section on page 29. The executive officers can choose to receive the amounts accumulated in the Deferred Compensation Plan either as a lump-sum or in installments at retirement, death or disability. These amounts have been disclosed under the "Nonqualified Deferred Compensation" section on page 30. The table below shows the incremental restricted shares that would become vested as of December 31, 2007, at the closing market price of $19.20 per share for our Common Stock, as of that date, in the case of retirement, death or disability.

Potential Payments Upon Termination of Employment

		Stock Awards
Name		Number of shares underlying unvested stock (#)	Unrealized value of unvested stock
Gary W. Rollins	Death	38,333	$736,000
Harry J. Cynkus	Death	14,083	$270,400
R. Randall Rollins	Retirement	20,020	$384,400
	Death	66,000	$1,267,200
Glen Rollins	Death	17,437	$334,800
Michael W. Knottek	Death	14,083	$270,400

        Accrued Pay and Regular Retirement Benefits.    The amounts shown in the table above do not include payments and benefits to the extent they are provided on a non-discriminatory basis to salaried employees generally upon termination of employment. These include:

  •
  Accrued salary and vacation pay

  •
  Distributions of plan balances under the 401(k) plan, as described at "401(k) Plan" above.

  •
  Nonqualified Deferred Compensation

  •
  The value of option continuation upon termination, as described below. When an employee terminates prior to retirement, his or her stock options are terminated immediately, except that the options may be exercised for a period after termination (not to exceed the original option termination date) as follows:

  •
  Permanent Disability—one year after termination

  •
  Death—six months after the date of death

  •
  Normal or Early Retirement—one day less than three months after retirement

        The termination of employment for any reason shall not accelerate the vesting of options.

        Incremental Pension Benefit.    The amounts shown in the table represent the present value of payments under the Retirement Plan if termination occurred on December 31, 2007.

        Change in Control or Severance.    The Company does not have any change in control or severance arrangements for its executives.

EQUITY COMPENSATION PLAN INFORMATION

        The following table sets forth certain information regarding equity compensation plans as of December 31, 2007.

Plan Category	Number of Securities To Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (A)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (B)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A)) (C)
Equity compensation plans approved by security holders	2,192,867	$6.75	485,360

Total	2,192,867	$6.75	485,360	(1)

(1)
Includes 485,360 shares available for grant under the 1998 Employee Stock Incentive Plan. The 1998 Employee Stock Incentive Plan provides for awards of the Company's common stock and awards that are valued in whole or in part by reference to the Company's common stock apart from stock options and SARs including, without limitation, restricted stock, performance-accelerated restricted stock, performance stock, performance units, and stock awards or options valued by reference to book value or subsidiary performance.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

        A group that includes the Company's Chief Executive Officer Gary W. Rollins and his brother Chairman of the Board R. Randall Rollins and certain companies under their control, possesses in excess of fifty percent of the Company's voting power. Please refer to the discussion above under the heading, "Corporate Governance and Board of Directors' Committees and Meetings, Director Independence and NYSE Requirements, Controlled Company Exemption." The group discussed above also controls in excess of fifty percent of the voting power of RPC, Inc. and Marine Products, Inc. All of the Company's directors, with the exception of Dr. Thomas J. Lawley, are also directors of RPC, Inc. and Marine Products Corporation.

        Our Code of Business Ethics and Related Party Transactions Policy for Executive Officers and Directors provides that related party transactions, as defined in Regulation S-K, Item 404(a), must be reviewed, approved and/or ratified by our Nominating and Corporate Governance Committee. As set forth in our Code, our Nominating and Corporate Governance Committee has the responsibility to ensure that it only approve or ratify related party transactions that are in compliance with applicable law, consistent with the Company's corporate governance policies (including those relative to conflicts of interest and usurpation of corporate opportunities) and on terms that are deemed to be fair to the Company. The Committee has the authority to hire legal, accounting, financial or other advisors as it may deem necessary or desirable and/or to delegate responsibilities to executive officers of the Company in connection with discharging its duties. A copy of the Code is available at our website (www.rollins.com) under the heading "Corporate Governance." All related party transactions for fiscal year ended December 31, 2007 were reviewed, approved and/or ratified by the Nominating and Corporate Governance Committee in accordance with the Code.

        The Company provides certain administrative services and rents office space to RPC, Inc. ("RPC") (a company of which Mr. R. Randall Rollins is also Chairman and which is otherwise affiliated with the Company). The service agreements between RPC and the Company provide for the provision of services on a cost reimbursement basis and are terminable on six months notice. The services covered by these agreements include office space, administration of certain employee benefit programs, and other administrative services. Charges to RPC (or to corporations which are subsidiaries of RPC) for such services and rent totaled to less than $0.1 million for each of the years ended December 31, 2007, 2006 and 2005.

        The Company rents office, hangar and storage space to LOR, Inc. ("LOR") (a company controlled by R. Randall Rollins and Gary W. Rollins). Charges to LOR (or corporations which are subsidiaries of LOR) for rent totaled $0.5 million for the years ended December 31, 2007, and 2005 and $0.6 million for the year ended December 31, 2006.

        The Company renovated its executive offices in 2007. R. Randall Rollins was reimbursed $0.3 million for amounts advanced by him for costs of the renovation. Of that amount, $0.1 million was paid to Tim Rollins, the son of R. Randall Rollins, who managed the services for completion of the renovation after several failed attempts by other vendors. RFA Management (a company owned by LOR) was reimbursed less than $10 thousand for costs of the renovation. All transactions were approved by the Company's Nominating and Governance Committee of the Board of Directors.

INDEPENDENT PUBLIC ACCOUNTANTS

Principal Auditor

        Grant Thornton has served as the Company's independent registered public accountants for the fiscal years ended December 31, 2006 and 2007.

        The Audit Committee has appointed Grant Thornton as Rollins, Inc.'s independent public accountants for the fiscal year ending December 31, 2008. Representatives of Grant Thornton are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Audit Fees

	2007	2006
Audit Fees(1)	$994,000	$1,196,000
Audit-Related Fees	—	—
Tax Fees(2)	21,000	8,000
All Other Fees	—	—

Total	$1,015,000	$1,204,000

(1)
Audit fees represent fees for professional services provided in connection with the audit of our internal control over financial reporting, audit of our financial statements and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

(2)
Consists of tax return preparation or review fees.

Pre-approval

        All of the services described above were pre-approved by the Company's Audit Committee. The Audit Committee has determined that the payments made to its independent public accountants for these services are compatible with maintaining such auditors' independence. All of the hours expended on the principal accountant's engagement to audit the financial statements of the Company for the years 2007 and 2006 were attributable to work performed by full-time, permanent employees of the principal accountant. The Committee has no pre-approval policies or procedures other than as set forth below.

        The Audit Committee is directly responsible for the appointment and termination, compensation, and oversight of the work of the independent public accountants, including resolution of disagreements between management and the independent public accountants regarding financial reporting. The Audit Committee is responsible for pre-approving all audit and non-audit services provided by the independent public accountants and ensuring that they are not engaged to perform the specific non-audit services proscribed by law or regulation. The Audit Committee has delegated pre-approval authority to its Chairman with the stipulation that his decision is to be presented to the full Committee at its next scheduled meeting.

APPROVAL OF PERFORMANCE-BASED INCENTIVE
CASH COMPENSATION PLAN FOR EXECUTIVE OFFICERS

        The Internal Revenue Code prohibits the Company from taking an income tax deduction for remuneration paid during any fiscal year to its chief executive officer, chief financial officer and its three other most highly-compensated executive officers to the extent that the remuneration of any such person exceeds $1 million during such fiscal year, excluding remuneration that qualifies as "performance-based compensation." Section 162(m) of the Internal Revenue Code provides that in order for remuneration to be treated as qualified performance-based compensation, among other requirements, the material terms of the performance goals must be disclosed to and approved by the stockholders of the employer.

        At the Annual Meeting, the stockholders will be asked to approve the terms relating to incentive compensation to be paid to the Company's executive officers pursuant to the 2008 Cash Incentive Plan. Executive officers will be eligible to participate in the 2008 Cash Incentive Plan. Executive officers of the Company (of which there are currently five) will be entitled to receive bonuses up to 100% of their base salaries, or a maximum dollar amount of $2,000,000 per individual per year, upon achievement of bonus performance goals, which shall be Rollins, Inc.'s achievement of pre-established performance goals in one or more of the following three targeted financial measures: revenue growth, pretax profit plan achievement, and pretax profit improvement over the prior year. The bonus performance goals for 2008 have been pre-established by the Compensation Committee and approved by the Board of Directors for all executive officers. For 2008 these performance goals will be measured by obtaining specific levels of the following: revenue growth, pre-tax profit plan achievement, and pre-tax profit improvement over the prior year. The Compensation Committee has set a maximum award of 100% of base salaries for fiscal year 2008 for Messrs. R. Randall Rollins and Gary W. Rollins, and a maximum award of 80% of base salary for Mr. Glen Rollins. Messrs. Harry J. Cynkus and Michael W. Knottek have a maximum award potential of 60% of their base salaries for 2008. No bonuses will be payable under the 2008 Cash Incentive Plan if the Plan is not approved by stockholders at the Annual Meeting. For future years, goals will be set annually within 90 days after the commencement of the performance period to which such goals relate. The Company believes that the incentive-related provisions provide performance incentives that are and will be beneficial to the Company and its stockholders. This plan is intended to be in place until April 22, 2013.

        Since the amounts payable under the Plan for the year ending December 31, 2008 are dependent on Rollins, Inc.'s future financial performance, the amounts are not currently determinable. However, the following table sets forth information regarding the theoretical maximum amounts that could be earned under the 2008 Cash Incentive Plan by each of the following executives for the fiscal year ending December 31, 2008.

NEW PLAN BENEFITS

MAXIMUM PERFORMANCE-BASED INCENTIVE CASH COMPENSATION
FOR ROLLINS, INC. EXECUTIVE OFFICERS

Name and Position	Dollar Value of Maximum 2008 Salary ($)(1)
Gary W. Rollins Chief Executive Officer	$1,000,000
Harry J. Cynkus Chief Financial Officer	$270,000
R. Randall Rollins Chairman of the Board	$900,000
Glen W. Rollins Vice President	$544,000
Michael W. Knottek Senior Vice President	$249,000

(1)
This illustration shows the maximum in bonus compensation under the 2008 Cash Incentive Plan based on the awards approved under that plan. Actual 2008 bonuses may be less.

        THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF THE 2008 CASH INCENTIVE PLAN FOR THE EXECUTIVE OFFICERS.

APPROVAL OF THE
2008 STOCK INCENTIVE PLAN

        The 2008 Stock Incentive Plan (the "2008 Plan") is intended to replace the Company's 1998 Employee Stock Incentive Plan (the "1998 Plan"; collectively with the 2008 Plan, the "Plans"), which expired in January 2008. If the 2008 Plan is approved, all future equity compensation awards by the Company will be made under the 2008 Plan. Under the 2008 Plan, the Company can tailor incentive awards to support its corporate objectives and to keep pace with competitive business practices. Generally, the 2008 Plan is intended to strengthen the mutuality of interests between award recipients and the Company's stockholders.

        The Board of Directors adopted the 2008 Plan on January 22, 2008, effective upon and subject to approval by the Company's stockholders. The 2008 Plan provides for the delivery of up to 5.0 million shares of the Company's Common Stock ("Shares").

Summary Description of the 2008 Plan

        The following summarizes the major provisions of the 2008 Plan and is qualified in its entirety by the text of the 2008 Plan, which is attached as Appendix A to this Proxy Statement.

        Generally, the 2008 Plan authorizes the Compensation Committee (or, if so designated by the Board of Directors, the full Board of Directors or some other committee of non-employee directors) to grant to directors, officers and other key employees ("Participants") stock options and other equity compensation more fully described below. The Compensation Committee may delegate its powers and duties under the 2008 Plan subject to the limitations set forth in the 2008 Plan.

        Eligibility.    Directors, officers and other key employees of the Company or its subsidiaries and affiliates who are responsible for or contribute to the growth and/or profitability of the business of the Company are eligible to be granted awards under the 2008 Plan. Notwithstanding the foregoing, incentive stock options (as defined in the 2008 Plan) may only be granted to employees of the Company and any of its subsidiaries or affiliates that are a "subsidiary corporation" (within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code")) and stock options and stock appreciation rights may be granted only to individuals with respect to whom the Shares will qualify as "service recipient stock" (within the meaning of Section 409A of the Code). Furthermore, no director who is not also an employee of the Company is eligible to receive incentive stock options.

        Awards That May Be Issued Under the 2008 Plan.    The 2008 Plan authorizes the grant of stock options, stock appreciation rights ("SARs"), and any other type of award valued by reference to (or otherwise based on) Shares, including, without limitation, restricted stock, restricted stock units, performance accelerated restricted stock, performance stock and performance units. If the Shares covered by an award are not delivered because the award is forfeited or canceled, or because the award is settled in cash or because such shares are withheld from the award or otherwise tendered, physically or by attestation, to pay the exercise or purchase price of an award granted under the 2008 Plan or to satisfy applicable tax withholding obligations incurred in connection with the award, such Shares will not be deemed delivered for purposes of determining the number of Shares remaining available for delivery. The maximum number of Shares available for delivery under the 2008 Plan will be unaffected by the availability of Shares under any plan assumed in connection with the acquisition of an interest in another company or awards granted upon assumption of, or in substitution for, outstanding awards previously granted by a company or other entity acquired directly or indirectly by the Company or with which the Company combines.

        The Compensation Committee has full authority to grant, pursuant to the terms of the 2008 Plan (i) stock options, including, without limitation, incentive stock options ("ISO"), non-qualified options ("NQOs") and premium stock options, (ii) SARs and/or (iii) other stock-based awards, including, without limitation, restricted stock, restricted stock units (stock units are grants of a right to receive shares of stock in the future), performance-accelerated restricted stock, performance stock and performance units (as such terms are defined in the 2008 Plan).

        Additional Plan Limitations.    The 2008 Plan imposes additional limitations. Under the 2008 Plan, no more than 5.0 million Shares may be issued pursuant to ISOs. In addition, no one individual may be granted options, SARs or other stock-based awards representing over 100,000 Shares during any fiscal year. There is no maximum number of persons eligible to receive awards under the 2008 Plan. The Company estimates that approximately 175 persons are currently eligible.

        Plan Administration.    The 2008 Plan may be administered by the Board of Directors, or any committee (the "Committee") of at least two "non-employee directors" (as that term is defined by Rule 16b-3 under the Exchange Act) who are also "outside directors" as defined by regulations promulgated under Section 162(m) of the Code. The Company expects the 2008 Plan to be administered by the Compensation Committee which will have the authority to select participants and determine the timing, type, size and terms of each award, and to make all other determinations necessary or desirable in the interpretation and administration of the 2008 Plan. The Committee may also determine whether awards may be settled in cash.

        Repricing and Amendment of Awards.    If the exercise or base prices of any options or SARs exceed the current fair market value (as defined in the 2008 Plan) of the Shares, the Committee may, without stockholder approval, reprice such options or SARs to a price no lower than the then-current fair market value of the Shares. The Committee may also, without stockholder approval, amend any award to provide its holder with additional rights or benefits of the type otherwise permitted by the 2008 Plan, including extending its term. However, no amendment to the terms of any outstanding award that is subject to Section 409A of the Code may cause the award to violate such Section, no amendment to the terms of an outstanding award that is not subject to Section 409A of the Code may cause the award to become subject to such Section, and the term of an outstanding award may not be extended beyond the earlier of the latest date the award would have expired by its original terms or the tenth anniversary of the original grant date of the award, except to the extent that an award cannot be exercised because such exercise would violate the federal, state or local laws, then the expiration of such award shall automatically be tolled for the period in which such exercise would violate applicable law but not more than thirty (30) days.

        Termination of the Plan.    The 2008 Plan will terminate ten years from the date of stockholder approval.

        Transferability.    Except as may be provided by the Committee, awards will not be transferable except by will or by the laws of descent and distribution.

        Termination of Employment.    Generally, options and SARs are forfeited if the recipient's employment or performance of services terminates before the award is exercised. However, the Committee may provide otherwise, and there are limited exceptions where employment terminates because of death, disability or retirement. Generally, if an option or SAR holder's employment terminates due to:

  •
  death or disability, options or SARs exercisable at termination (or whose vesting was accelerated by the Committee) remain exercisable for twelve months or for the remaining term of the option, if shorter; and

  •
  retirement, options or SARs exercisable at termination remain exercisable for a period of three months, less one day, or for the remaining term of the option, if shorter.

        The Committee has discretion to alter the extension periods. Unless otherwise determined by the Committee, all unvested other stock-based awards, including without limitation restricted stock, restricted stock units and performance-accelerated restricted stock, are forfeited upon termination of the Participant's employment for any reason other than death or disability. In the event of death for disability, unless otherwise determined by the Committee, a pro rata portion of the restrictions pertaining to continued employment will lapse based on the number of full months the Participant was employed during the restriction period divided by the total number of months in the restriction period.

        Option Pricing.    The Committee has the authority to fix the exercise price of option awards. Generally, the exercise price of an ISO must be at least 100 percent of the fair market value of the Shares at the time of grant. However, if the grantee is a person with over ten percent of the voting power of the Company (or any subsidiary or parent of the Company), then the exercise price must be at least 110 percent of such fair market value. The exercise price of NQOs must be at least 100 percent of such fair market value. On February 29, 2008, the closing price of the Shares on the New York Stock Exchange was $17.65 per share.

        Option Term.    The term of each stock option will be fixed by the Committee, but no stock option shall be exercised more than ten years (or, in the case of an ISO granted to an employee who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any of its subsidiary or parent corporations, more than five years) after the date the option is granted. Options will become exercisable at such times and in such installments as the Committee shall determine. Payment of the option price must be made in full at the time of exercise in such form (including, but not limited to, cash, unrestricted common stock held for at least six months, or any combination thereof) as the Committee may determine.

        Certain ISO Restrictions.    In order to comply with certain federal tax restrictions, no employee may be granted an incentive stock option if, taking into account such option, the aggregate fair market value of the stock with respect to which incentive stock options are exercisable for the first time by such employee during any given calendar year, under this and all other incentive stock option plans of the Company, would exceed $100,000.

        Cashless Exercises.    If permitted by the Committee, a Participant may elect to pay the exercise price upon the exercise of an option by irrevocably authorizing a third party to sell shares of stock (or a sufficient portion of the shares) acquired upon exercise of the option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise.

        SARs.    Upon the exercise of a SAR, the holder shall be entitled to receive an amount in cash and/or Shares equal in value to the excess of the fair market value of the Shares on the date of exercise over the fair market value of the Shares on the date of grant, multiplied by the number of SARs exercised, with the Committee having the rights to determine the form of payment.

        Restricted Stock Awards.    A restricted stock award is an award of a given number of shares of common stock which are subject to a restriction against transfer and to a risk of forfeiture during a period set by the Committee. During the restriction period, the Participant generally has the right to vote and receive dividends on the shares.

        Performance-Based Compensation.    The Committee may determine whether an award is "performance-based compensation" as defined by Section 162(m) of the Code. Any awards designated as "performance-based compensation" must be conditioned on achievement of one or more performance measures, as selected by the Committee: increase in stock price, return on capital or increase in pretax earnings of the Company and/or one or more divisions and/or subsidiaries, return on stockholders' equity of the Company, increase in earnings per share of the Company, sales of the Company and/or one or more divisions and/or subsidiaries, pretax earnings of the Company and/or one or more divisions and/or subsidiaries, net earnings of the Company and/or one or more divisions and/or subsidiaries, control of operating and/or non-operating expenses of the Company and/or one or more divisions and/or subsidiaries, margins of the Company and/or one or more divisions and/or subsidiaries, cash flow of the Company and/or one or more divisions and/or subsidiaries, market price of the Company's securities and, solely for an award not intended to constitute "performance-based compensation" under Section 162(m) of the Code, other factors directly tied to the performance of the Company and/or one or more divisions and/or subsidiaries or other performance criteria. Any award so designated must also meet any additional requirements of Section 162(m) of the Code and the regulations thereunder.

        Amendment and Termination.    The 2008 Plan is subject to amendment or termination by the Board of Directors without stockholder approval but no amendment may without stockholder approval (i) increase the number of Shares that may be issued under the 2008 Plan (except by certain adjustments provided for under the 2008 Plan); (ii) change the class of persons eligible to receive ISOs under the 2008 Plan; (iii) change the requirements regarding the exercise price; or (iv) amend the 2008 Plan in a manner that would require approval of the Company's stockholders under applicable law, regulation or rule. Options may not be granted under the 2008 Plan after the date of termination of the 2008 Plan, but options granted prior to that date shall continue to be exercisable according to their terms.

        Changes in Capital Structure.    If the Company effects a subdivision or consolidation of Shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Company stock outstanding, without receiving compensation therefor in money, services or property, then the terms and conditions of the 2008 Plan and any then outstanding awards shall be adjusted proportionally in order to prevent dilution or enlargement of benefits or potential benefits under the 2008 Plan and awards made under the 2008 Plan.

        Merger and Consolidation.    In the event the Company is a party to a merger or other reorganization, outstanding awards shall be subject to the agreement of merger or reorganization. That agreement may provide, without limitation, for the assumption of outstanding awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for their cancellation, for accelerated vesting and accelerated expiration, or for settlement in cash.

New Plan Benefits

        As of the date of this proxy statement, no awards had been granted under the 2008 Plan and none will be granted unless and until the 2008 Plan is approved by the Company's stockholders. Because of the discretionary nature of any future awards under the 2008 Plan, the amount of such awards is not determinable at this time with respect to the Company's directors, executive officers, including the executive officers named in the Summary Compensation Table, and the Company's other employees. Information regarding options and restricted stock granted in 2007 to certain executive officers of the Company under the Company's 1998 Plan is set forth in the table captioned "Grants of Plan-Based Awards," and information regarding outstanding options and restricted stock under the Company's stock plans is set forth in the table captioned "Outstanding Equity Awards at Fiscal Year-End." In 2007, grants of restricted stock covering 233,250 Shares were made to the non-executive employee group under the 1998 Plan. Except as referred to in the preceding sentence, there were no other grants in 2007 under Company plans. Non-employee directors have never been granted any options or other stock-based awards by the Company for service as a director.

Federal Income Tax Consequences

        The following discussion addresses certain anticipated United States federal income tax and certain employment tax consequences to the Company and to recipients of awards made under the 2008 Plan who are citizens or residents of the United States for federal income tax purposes. It is based on the Code and interpretations thereof as in effect on the date of this proxy statement. This summary is not intended to be exhaustive and, among other things, does not describe state, local, or foreign tax consequences. Moreover, it is not intended as tax advice to any individual.

        IRS Circular 230 Notice.    To ensure compliance with requirements imposed by the Internal Revenue Service, you are hereby notified that any discussion of tax matters set forth in this prospectus was written in connection with the promotion or marketing (within the meaning of IRS Circular 230) of awards made under the 2008 Plan, and was not intended or written to be used, and cannot be used, by any taxpayer for the purpose of avoiding any tax-related penalties under federal law. Each recipient of an award under the 2008 Plan should seek advice based on his or her particular circumstances from an independent tax advisor.

        Summary of Current Federal Income Tax Rates for Individuals.    Ordinary income of individuals, such as compensation income, is currently taxed at a top marginal rate of 35%. In addition, the maximum long-term capital gains rate for individuals is currently 15%. The maximum federal income tax rate for qualifying dividends received by individuals is currently 15%.

  Options.

        Grant of Options.    There will be no federal income tax consequences to the grantee of an option or the Company upon the grant of either an ISO or an NQO under the 2008 Plan.

        Exercise of NQOs.    Upon the exercise of an NQO, the grantee generally will recognize ordinary compensation income, subject to withholding and employment taxes, in an amount equal to: (a) the fair market value, on the date of exercise, of the acquired shares of common stock, less (b) the exercise price paid for those shares. The Company will be entitled to a tax deduction equal to the compensation income recognized by the grantee. Gains or losses recognized by the grantee upon a subsequent disposition of the shares will be treated as long-term capital gain or loss if the shares are held for more than a year from the date of exercise. Such gains or losses will be short-term gains or losses if the shares are held for one year or less. For purposes of computing gain or loss, the grantee's basis in the shares received will be the exercise price paid for the shares plus the amount of income, if any, recognized upon exercise of the option.

        Exercise of ISOs.    Upon the exercise of an ISO, the grantee will recognize no immediate taxable income for regular income tax purposes, provided the grantee was continuously employed by the Company or a subsidiary from the date of grant through the date which is three months prior to the date of exercise (or through the date which is one year prior to the exercise date in the case of termination of employment as a result of total disability).

        The exercise of an ISO will, however, result in an item of adjustment for alternative minimum tax purposes in an amount equal to the excess of the fair market value of the shares at exercise over the exercise price. That adjustment may result in alternative minimum tax liability to the grantee upon the exercise of the ISO. Subject to certain limitations, alternative minimum tax paid in one year may be carried forward and credited against regular federal income tax liability for subsequent years. If the grantee retains the shares acquired upon the exercise of the ISO for more than two years from the date of grant and more than one year from the date of exercise, any gain on a later sale of the shares will be treated as long-term capital gain, and the Company will not be entitled to any tax deduction with respect to the ISO.

        If the grantee disposes of the shares of common stock received upon the exercise of an ISO before the expiration of the two-year and one-year holding periods discussed above, a "Disqualifying Disposition" occurs. In that event, the grantee will have ordinary compensation income, and the Company will be entitled to a corresponding deduction at the time of such disposition. The amount of ordinary income and deduction generally will be equal to the lesser of: (a) the fair market value of the shares of common stock on the date of exercise minus the exercise price; or (b) the amount realized upon disposition of the common stock minus the exercise price. If the amount realized on disposition exceeds the value of the shares on the date of exercise, that additional amount will be taxable as capital gain. To be entitled to a deduction as a result of a Disqualifying Disposition, the Company must satisfy applicable reporting requirements.

        Restricted Stock and Restricted Stock Units.    A recipient of restricted stock or restricted stock units generally does not recognize income and the Company generally is not entitled to a deduction at the time of grant. Instead, the recipient recognizes compensation income and the Company is entitled to a deduction on the date on which vesting occurs ("Vesting Date") in the case of restricted stock, or on the date on which stock is issued or cash is paid in the case of restricted stock units. The amount of income recognized and the amount of the Company's deduction will equal the fair market value of the vested stock or stock unit on the Vesting Date in the case of restricted stock, or on the date on which stock is issued or cash is paid in the case of restricted stock units. However, the recipient may elect to include in income the fair market value of restricted stock at the time of grant by making a timely election under Section 83(b) of the Code. If such Section 83(b) election is made, the Company's deduction will equal the fair market value of the restricted stock at the time of grant.

        Any dividends on restricted stock, or dividend equivalents with respect to restricted stock units, paid to the recipient prior to the Vesting Date will be includible in the recipient's income as compensation and deductible as such by the Company.

        Section 162(m) Limitation.    In general, Section 162(m) of the Code limits to $1 million the federal income tax deductions that may be claimed in any tax year of the Company with respect to certain compensation payable to any employee who is the chief executive officer, chief financial officer or one of the other three highest paid executive officers of the Company on the last day of that tax year. This limit does not apply to "performance-based compensation" paid under a plan that meets the requirements of Section 162(m) of the Code and the regulations promulgated thereunder. The Company believes that the options to be granted under the 2008 Plan will qualify for the performance-based compensation exception to the Section 162(m) limitations under current law because options will be issued only if stockholder approval is obtained, and any taxable compensation will be based solely on an increase in value of the stock after the date of the option since option exercise prices will be no less than fair market value on the date of grant. Compensation from restricted stock, restricted stock units and other stock-based awards generally will be performance-based only if the vesting conditions as established by the Committee are based upon performance goals.

        Golden Parachute Tax and Section 280G of the Internal Revenue Code.    The Committee may provide for immediate vesting of all then outstanding unvested awards upon a change in control of the Company. That immediate vesting may cause certain amounts to be characterized as "parachute payments" under Section 280G of the Code for certain employees of the Company. Section 280G of the Code generally applies to employees or other individuals who perform services for the Company if, within the 12-month period preceding the change in control, the individual is an officer of the Company, a shareholder owning more than 1% of the stock of the Company, or a member of the group consisting of the lesser of the highest paid 1% of the employees of the Company or the highest paid 250 employees of the Company. An employee generally is deemed to have received a parachute payment in the amount of compensation that is contingent upon an ownership change if such compensation exceeds, in the aggregate, three times the employee's Base Amount. The "Base Amount" is generally the employee's average annual compensation for the five preceding years. An employee's "excess parachute payment" is the excess of the employee's total parachute payments over the Base Amount. An employee will be subject to a 20% excise tax under Section 4999 of the Code, and the Company will be denied a deduction for, any "excess parachute payment."

        Deferred Compensation.    Awards made under the 2008 Plan, including awards granted under the 2008 Plan that are considered to be deferred compensation for purposes of Section 409A of the Internal Revenue Code, must satisfy the requirements of Code Section 409A to avoid adverse tax consequences to recipients, which could include the inclusion of amounts not payable currently in income and interest and an additional tax on any amount included in income. The Company intends to structure any awards under the 2008 Plan such that the requirements under Code Section 409A are either satisfied or are not applicable to such awards.

        The discussion set forth above is intended only as a summary and does not purport to be a complete enumeration or analysis of all potential tax effects relevant to recipients of awards under the 2007 Plan.

Certain Interests of Directors

        In considering the recommendations of the Board of Directors with respect to the 2008 Plan, stockholders should be aware that members of the Board of Directors have certain interests that may present them with conflicts of interest in connection with the proposal to approve the 2008 Plan. As discussed above, directors and employees of the Company are eligible for the grant of awards under the 2008 Plan. The Board of Directors believes that approval of the 2008 Plan will advance the interests of the Company and its stockholders by encouraging employees to make significant contributions to the long-term success of the Company.

Required Vote

        The affirmative vote of a majority of votes is required to approve this proposal. For purposes of qualifying the shares authorized under the proposed plan for listing on the NYSE, the total votes cast on the proposal must represent over 50% of shares outstanding. Broker non-votes are not considered to be votes cast for this purpose.

The Board of Directors Recommends a Vote for the Proposal to Approve the 2008 Stock Incentive Plan.

STOCKHOLDER PROPOSALS

        Appropriate proposals of stockholders intended to be presented at the Company's 2009 Annual Meeting of the Stockholders must be received by the Company by November 20, 2008 in order to be included, pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, in the proxy statement and form of proxy relating to that meeting. In accordance with Rule 14a-4(c)(1) of the Securities Exchange Act of 1934, as amended, management proxyholders intend to use their discretionary voting authority with respect to any stockholder proposal raised at the Company's 2009 annual meeting as to which the proponent fails to notify the Company on or before January 31, 2009. With regard to such stockholder proposals, if the date of the next annual meeting of stockholders is advanced or delayed more than 30 calendar days from April 22, 2009, the Company will, in a timely manner, inform its stockholders of the change and of the date by which such proposals must be received.

        With respect to stockholder nomination of directors, the Company's by-laws provide that nominations for the election of directors may be made by any stockholder entitled to vote for the election of directors. Nominations must comply with an advance notice procedure which generally requires with respect to nominations for directors for election at an annual meeting, that written notice be addressed to: Secretary, Rollins, Inc., 2170 Piedmont Road, N.E., Atlanta, Georgia 30324, not less than ninety days prior to the anniversary of the prior year's annual meeting and set forth the name, age, business address and, if known, residence address of the nominee proposed in the notice, the principal occupation or employment of the nominee for the past five years, the nominee's qualifications, the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person and any other information relating to the person that would be required to be disclosed in a proxy statement or other filings. Other specific requirements related to such notice, including required disclosures concerning the stockholder intending to present the nomination, are set forth in the Company's bylaws. Notices of nominations must be received by the Secretary of the Company no later than January 24, 2009 and no earlier than December 15, 2008, with respect to directors to be elected at the 2008 Annual Meeting of Stockholders.

EXPENSES OF SOLICITIATION

        The Company will bear the solicitation cost of proxies. Upon request, the Company will reimburse brokers, dealers and banks, or their nominees, for reasonable expenses incurred in forwarding copies of the proxy material to their beneficial shareholders of record. Solicitation of proxies will be made primarily by mail. Proxies also may be solicited in person or by telephone, facsimile or other means by our directors, officers and regular employees. These individuals will receive no additional compensation for these services. The Company has retained Georgeson Shareholder Communications, Inc. to conduct a broker search and to send proxies by mail for an estimated fee of approximately $7,000 plus shipping expenses.

ANNUAL REPORT

        Our Annual Report as of and for the year ended December 31, 2007 is being provided to you with this proxy statement. The Annual Report includes our Form 10-K (without exhibits). The Annual Report is not considered proxy soliciting material.

FORM 10-K

        On written request of any record or beneficial stockholder, we will provide, free of charge, a copy of our Annual Report on Form 10-K for the year ended December 31, 2007, which includes the consolidated financial statements. Requests should be made in writing and addressed to: Harry J. Cynkus, Chief Financial Officer and Treasurer, Rollins, Inc., 2170 Piedmont Road, NE Atlanta, Georgia 30324. We will charge reasonable out-of-pocket expenses for the reproduction of exhibits to Form 10-K should a stockholder request copies of such exhibits.

OTHER MATTERS

        Our Board of Directors knows of no business other than the matters set forth herein which will be presented at the meeting. Since matters not known at this time may come before the meeting, the enclosed proxy gives discretionary authority with respect to such matters as may properly come before the meeting and it is the intention of the persons named in the proxy to vote in accordance with their judgment on such matters.

By Order of the Board of Directors

Michael W. Knottek Senior Vice President—Secretary

Atlanta, Georgia
March 17, 2008

APPENDIX A

ROLLINS, INC.
2008 STOCK INCENTIVE PLAN

SECTION 1. PURPOSES; DEFINITIONS.

        The purpose of the Rollins, Inc. 2008 Stock Incentive Plan (the "Plan") is to enable Rollins, Inc. (the "Company") to attract, retain and reward directors and key employees of the Company and its Subsidiaries and Affiliates, and strengthen the mutuality of interests between such persons and the Company's shareholders, by offering such persons performance-based stock incentives and/or other equity interests or equity-based incentives in the Company, as well as performance-based incentives payable in cash.

        For purposes of this Plan, the following terms shall be defined as set forth below:

        1.     "Affiliate" means any entity other than the Company and its Subsidiaries that is designated by the Board as a participating employer under this Plan, provided that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 50% of the ownership interests in such entity.

        2.     "Award" shall mean any award or benefit granted under this Plan, including, without limitation, the grant of Options, SARs, Restricted Stock Unit Awards, Restricted Stock Awards, Performance Stock Awards and Performance Unit Awards. "Award Agreement" shall have the meaning provided in Section 10(h) below.

        3.     "Board" means the Board of Directors of the Company.

        4.     "Book Value" means, at any given date, (i) the consolidated stockholders' equity in the Company and its Subsidiaries, as shown on the Company's consolidated balance sheet as of the end of the immediately preceding fiscal year, subject to such adjustments as the Committee shall in good faith specify at grant, divided by (ii) the number of shares of Outstanding Stock as of such year-end date (as adjusted by the Committee for subsequent events).

        5.     "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the applicable rulings, regulations and guidance thereunder, and any successors to such Code and applicable rulings, regulations and guidance.

        6.     "Committee" means the Committee referred to in Section 2 of this Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in this Plan may be exercised by the Board or the Compensation Committee of the Board, as set forth in Section 2 hereof.

        7.     "Company" means Rollins, Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

        8.     "Disability" means disability as determined under procedures established by the Committee for purposes of this Plan and shall in all events be consistent with the definition of "disabled" provided in Sections 422(c)(6) and 22(e)(3) of the Code; provided, however, that with respect to an Award subject to Section 409A of the Code that is paid or settled on account of a Participant's "disability," the payment or settlement of the Award shall be made only if the Participant has a "disability" as defined in Section 409A of the Code.

        9.     "Early Retirement" means retirement with the express written consent of the Committee (given for purposes of this Plan only at or before the time of such retirement) from active employment with the Company and/or any Subsidiary or Affiliate or pursuant to the early retirement provisions of the applicable pension plan of such entity.

        10.   "Fair Market Value" means, unless otherwise determined by the Committee, in good faith and having due regard to Section 409A of the Code, as of any given date (the "Valuation Date"):

              (i)  if the Stock is listed on an established stock exchange or exchanges, the closing price of one share of the Stock as reported on such exchange on the Valuation Date, or if no sale of Stock has been made on any exchange on the Valuation Date, on the next preceding day on which there was a sale of Stock;

             (ii)  if the Stock is not listed on an established stock exchange but is instead traded over-the-counter, the mean of the dealer "bid" and "ask" prices of the Stock in the over-the-counter market on the applicable day, as reported by the National Association of Securities Dealers, Inc.; and

            (iii)  if the Stock is not listed on any exchange or traded over-the-counter, the fair market value of the Stock determined by the Committee in good faith and pursuant to a reasonable application of a reasonable valuation method in accordance with the relevant provisions of Section 409A of the Code.

        11.   "Incentive Stock Option" means any Stock Option designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

        12.   "Non-Employee Director" shall have the meaning set forth in Rule 16b-3 promulgated pursuant to the Securities Exchange Act of 1934, as amended.

        13.   "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

        14.   "Normal Retirement" means retirement from active employment with the Company and/or any Subsidiary or Affiliate on or after age 65.

        15.   "Other Stock-Based Award" means an Award granted to a Participant under Section 7 below that is valued in whole or in part by reference to, or is otherwise based on, Stock, including, without limitation, Restricted Stock, Restricted Stock Units, Performance-Accelerated Restricted Stock, Performance Stock, Performance Units and Awards (other than Options or SARs) valued by reference to Book Value or Subsidiary performance.

        16.   "Outstanding Stock" shall include all outstanding shares of Common Stock, $1.00 par value, of the Company as well as the number of shares of Common Stock into which then outstanding shares of capital stock of the Company, of whatever class, are convertible as of the year-end immediately preceding the date of calculation thereof (as adjusted by the Committee for certain events).

        17.   "Participants" shall include those persons who are granted one or more Awards under this Plan, subject to the terms and conditions of this Plan as the Committee shall determine and designate, from time to time, from among those eligible for Award grants hereunder.

        18.   "Performance-Accelerated Restricted Stock" means Restricted Stock which is subject to restrictions for a stated period of time based on continued employment, with the opportunity for the restriction period to be shortened based on the achievement of predetermined performance goals.

        19.   "Performance Stock" means Stock awarded under Section 7 below at the end of a specified performance period, the amount of which is determined by multiplying a performance factor times either (i) the Fair Market Value of the Stock on the last day of the performance period, or (ii) the difference between the Fair Market Value of the Stock on the first and last days of the performance period, provided, however, that at the discretion of the Committee, Participants may receive the value of Performance Stock in cash, as determined by reference to the Fair Market Value on the date the amount of the award is determined.

        20.   "Performance Unit" means an Award pursuant to Section 7 with a starting value and an associated performance period, such that at the end of the performance period Participants receive an amount, payable in either cash or Stock, at the discretion of the Committee, equal to (i) the number of units earned based on a predetermined performance schedule times the starting unit value, or (ii) the number of units granted times the ending unit value based on a predetermined performance schedule.

        21.   "Plan" means this Rollins, Inc. 2008 Stock Incentive Plan, as hereafter amended from time to time.

        22.   "Premium Stock Option" means any Stock Option with an exercise price in excess of the Fair Market Value, as computed on the date of grant of the Stock Option.

        23.   "Retirement" means Normal or Early Retirement.

        24.   "Restricted Stock" means Stock awarded under Section 7 below which is (i) subject to restrictions for a stated period of time based on continued employment, (ii) subject to restrictions which will lapse only upon the achievement of predetermined performance goals, or (iii) subject to a combination of the restrictions described in (i) and (ii) above.

        25.   "Restricted Stock Unit" means a bookkeeping entry representing a right granted to a Participant to receive one share of Stock, a cash payment equal to the value of one share of Stock, or a combination thereof, as determined in the sole discretion of the Committee.

        25.   "Stock" means the Common Stock, $1.00 par value per share, of the Company.

        26.   "Stock Appreciation Right" or "SAR" means the right pursuant to an award granted under Section 6 below to receive an amount in either cash or Stock, equal to the difference between the Fair Market Value of the Stock on the date of exercise and the Fair Market Value of the Stock on the date of grant of the right.

        27.   "Stock Option" or "Option" means any option to purchase shares of Stock granted pursuant to Section 5 below.

        28.   "Subsidiary" means any present or future subsidiary corporation of the Company within the meaning of Section 424(f) of the Code, and any present or future business venture designated by the Committee in which the Company has a significant interest, as determined in the discretion of the Committee.

        29.   "Substitute Awards" means Awards granted upon assumption of, or in substitution for, outstanding awards previously granted by a company or other entity acquired (directly or indirectly) by the Company or with which the Company combines.

SECTION 2. ADMINISTRATION.

        This Plan shall be administered by the Board of Directors or by a Committee of not less than two Non-Employee Directors, who shall be members of the Board and who shall serve at the pleasure of the Board, such Committee to be designated by the Board. Each member of the Committee shall also be an "outside director" as defined in the regulations promulgated pursuant to Section 162(m) of the Code. Except as otherwise directed by the Board, the functions of the Committee specified in this Plan shall be exercised by the Compensation Committee of the Board.

        The Committee shall have full authority to grant, pursuant to the terms of this Plan, to Participants under Section 4: (i) Stock Options, including, without limitation, Incentive Stock Options, Non-Qualified Stock Options and Premium Stock Options, (ii) Stock Appreciation Rights and/or (iii) Other Stock-Based Awards, including, without limitation, Restricted Stock, Restricted Stock Units, Performance-Accelerated Restricted Stock, Performance Stock and Performance Units.

        In particular, the Committee shall have the authority:

          (a)   subject to Section 4 hereof, to select the Participants to whom Stock Options, Stock Appreciation Rights and/or Other Stock-Based Awards may from time to time be granted hereunder;

          (b)   to determine whether and to what extent Stock Options, Stock Appreciation Rights and/or Other Stock-Based Awards, or any combination thereof, are to be granted hereunder to one or more Participants;

          (c)   to determine the number of shares of Stock to be covered by each such award granted hereunder;

          (d)   to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the Award price (if any) and any restriction or limitation, or any vesting, acceleration or waiver of forfeiture restrictions regarding any Stock Option or other Award and/or the shares of Stock relating thereto, based in each case on such factors as the Committee shall determine, in its sole discretion);

          (e)   to determine whether and under what circumstances Stock Options, Stock Appreciation Rights, Performance Stock and Performance Units may be settled in cash; and

          (f)    to the extent that Options or SARs have exercise or base prices that exceed the current Fair Market Value of the Stock, the Committee has the discretion, without obtaining shareholder approval, to reprice such Options or SARs and lower their exercise or base prices to prices not lower than the Fair Market Value of the Stock on the date of the action taken to effect the repricing. The Committee may also, without obtaining shareholder approval, amend any outstanding Award to provide the holder thereof with additional rights or benefits of the type otherwise permitted by this Plan, including without limitation, extending the term thereof; provided, however, that:

              (i)  no amendment to the terms of an outstanding Award that is subject to 409A shall cause the Award to violate Section 409A;

             (ii)  no amendment to the terms of an outstanding Award that is not subject to 409A shall cause the Award to become subject to 409A; and

            (iii)  the term of an outstanding Award shall not be extended beyond the earlier of the latest date the Award would have expired by its original terms or the tenth anniversary of the original grant date of the Award, except that to the extent an Award cannot be exercised because such exercise would violate Federal, state or local laws, then the expiration of such Award shall automatically be tolled for the period during which such exercise would violate applicable law, but no more than 30 days.

        The Committee shall have the authority to adopt, alter and repeal such rules, guidelines and practices governing this Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan.

        The Committee may delegate its powers and duties under this Plan to one or more Directors (including a Director who is also an officer of the Company) or a committee of Directors, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion; provided, however, that the Committee shall not delegate its powers and duties under this Plan (i) with regard to officers or directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act or (ii) in such a manner as would cause this Plan not to comply with the requirements of Section 162(m). In addition, the Committee may authorize one or more officers of the Company to grant Options under this Plan, subject to the limitations of Section 157 of the Delaware General Corporation Law; provided, however, that such officers shall not be authorized to grant Options to officers or directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act.

        Except as otherwise provided by the Committee, Awards under this Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution.

        Except as otherwise specifically provided herein, all decisions made by the Committee pursuant to the provisions of this Plan shall be made in the Committee's sole discretion, shall not be subject to review by any person, and shall be final and binding on all persons, including the Company and all Plan Participants.

SECTION 3. STOCK SUBJECT TO PLAN; ADJUSTMENTS.

          (a)   Aggregate Maximum Shares Available.    Subject to adjustment in accordance with paragraph (d) of this Section 3, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under this Plan shall be 5,000,000 shares of Stock.

          (b)   Calculation of Shares Delivered.    To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary for any of the following reasons, such shares shall not be deemed delivered for purposes of determining the number of shares of Stock remaining available for delivery under this Plan, and will therefore be available for re-grant or re-issuance:

              (i)  the Award is forfeited or canceled;

             (ii)  the Award is settled in cash;

            (iii)  such shares are withheld from the Award or otherwise tendered, physically or by attestation, to pay the exercise or purchase price of an Award granted under this Plan, or to satisfy applicable tax withholding obligations incurred in connection with the Award.

        The maximum number of shares of Stock available for delivery under this Plan shall not be reduced for shares subject to plans assumed by the Company in an acquisition of an interest in another company or for Substitute Awards.

          (c)   Award Limitations.    Subject to the aggregate maximum set forth in (a) above and to adjustment in accordance with paragraph (d) of this Section 3 (so long as such adjustment will not affect the status of any Award intended to qualify as "performance-based compensation" under Section 162(m) of the Code or intended to qualify as an Incentive Stock Option), the following additional maximums are imposed under this Plan:

              (i)  The full number of shares of Stock available for delivery under this Plan may be delivered pursuant to Incentive Stock Options;

             (ii)  The maximum number of shares of Stock that may be covered by Awards granted to any one individual pursuant to Sections 5 and 6 (relating to Options and SARs) shall be 100,000 during any fiscal year; and

            (iii)  The maximum number of shares of Stock that may be covered by Awards granted to any one individual pursuant to Section 7 (relating to Other Stock-Based Awards) shall be 100,000 during any fiscal year.

          (d)   Adjustments.

              (i)  In general.    Except as provided in this Section 3(d), the existence of outstanding Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

            Furthermore, except as expressly provided in this Section 3 or otherwise expressly provided for in a writing approved by the Board or Committee, (i) the issuance by the Company of shares of stock or any class of securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, (ii) the payment of a dividend in property other than Shares, or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to Stock Options or other Awards theretofore granted or the purchase or repurchase price per Share.

             (ii)  Changes in Capital Structure.    If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Stock outstanding, without receiving compensation therefor in money, services or property, then the terms and conditions of this Plan and any then outstanding Awards shall be adjusted proportionately in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under this Plan and Awards made hereunder as follows:

              (a)   the number and type of shares that may be granted subject to Awards granted under this Plan;

              (b)   the number and type of Awards that may be granted to any individual under this Plan;

              (c)   the terms of any SAR;

              (d)   the purchase price or repurchase price of any Stock Award;

              (e)   the exercise price and number and class of securities issuable under each outstanding Option; and

              (f)    the repurchase price of any securities substituted for shares underlying Awards that are subject to repurchase rights.

        The specific adjustments to be made to effectuate the intent of the preceding sentence shall be determined by the Board or Committee, whose determination in this regard shall be final and binding on all parties. In the event of any other change to the capital structure of the Company, the Board or Committee shall have the discretion to determine what if any adjustments shall be made. Unless the Board or Committee specifies otherwise, any securities issuable as a result of any such adjustments shall be rounded down to the next lower whole security. The Board or Committee need not adopt the same rules for each Award or each holder of Awards.

            (iii)  Merger and Consolidation.    Any other provision hereof to the contrary notwithstanding (except the preceding paragraphs of this Section 3(d)), in the event the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for their cancellation, for accelerated vesting and accelerated expiration, or for settlement in cash.

    Notwithstanding the foregoing, any action taken in connection with such merger or reorganization shall not (i) cause an Award that is not otherwise subject to Section 409A of the Code to become subject to such section or (ii) cause an Award that is subject to Section 409A of the Code to violate such section.

SECTION 4. ELIGIBILITY.

        Directors, officers and other key employees of the Company or its Subsidiaries and Affiliates who are responsible for or contribute to the growth and/or profitability of the business of the Company and/or its Subsidiaries and Affiliates are eligible to be granted Awards under this Plan. Notwithstanding the foregoing, Stock Options and SARs may be granted only to individuals with respect to whom the Company's Stock will qualify as "Service Recipient Stock" under Section 409A of the Code, and Incentive Stock Options may be granted only to employees of the Company and any of its Subsidiaries or Affiliates that is a "subsidiary corporation" within the meaning of Section 424(f) of the Code. Furthermore, no director who is not also an employee of the Company shall be eligible to receive Incentive Stock Options.

SECTION 5. STOCK OPTIONS.

        Stock Options may be granted under this Plan, in such form as the Committee may from time to time approve.

        Stock Options granted under this Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Incentive Stock Options and Non-Qualified Stock Options may be issued as Premium Stock Options at the discretion of the Board.

        Subject to the restrictions contained in Section 4 hereof concerning the grant of Incentive Stock Options, the Committee shall have the authority to grant to any Participant Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. To the extent that the Fair Market Value of the shares with respect to which Incentive Stock Options first become exercisable by an optionee during any calendar year (under this Plan and any other plans granting Incentive Stock Options which are established by the Company or its Subsidiaries) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options.

        Options granted under this Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

          (a)   EXERCISE PRICE. The exercise price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant; provided that:

              (i)  The exercise price shall not be less than 100% of the Fair Market Value of the Stock on the date of Stock Option grant; and

             (ii)  In the case of an Incentive Stock Option granted to an employee who owns stock representing more than 10% of the total combined voting power of all classes of capital stock of the Company or of any of its subsidiary or parent corporations, the exercise price shall not be less than 110% of the Fair Market Value of the Stock on the date of Stock Option grant.

        Notwithstanding the foregoing, a Stock Option (whether an Incentive Stock Option or a Non-Qualified Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Stock Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

          (b)   OPTION TERM. The term of each Stock Option shall be determined by the Committee at grant, but no Stock Option shall be exercised more than ten years (or, in the case of an

  Incentive Stock Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiary or parent corporations, more than five years) after the date the Option is granted, except that to the extent a Stock Option cannot be exercised because such exercise would violate Federal, state or local laws, then the expiration of such Option shall automatically be tolled for the period during which such exercise would violate applicable law, but no more than 30 days.

          (c)   EXERCISABILITY. Stock Options shall be exercised at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its sole discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time after the grant date in whole or in part, based on such factors as the Committee shall determine, in its sole discretion.

          (d)   METHOD OF EXERCISE. Subject to whatever installment exercise provisions or other restrictions apply under Section 5(c), Stock Options may be exercised in whole or in part at any time during the option term, by giving written notice of exercise to the Company specifying the number of shares to be purchased; provided, however, that unless otherwise permitted by the Committee, if exercised in part, a Stock Option may not be exercised for fewer than 100 shares, unless the remaining balance of the Stock Option is less than 100 shares, in which case the Stock Option may be exercised for the remaining balance.

          Such notice shall be accompanied by payment in full of the purchase price, either by cash or such instrument as the Committee may accept. Payment in full or in part may also be made in the form of unrestricted Stock already owned by the optionee for a period of at least six months, based, in each case, on the Fair Market Value of the Stock on the date the Stock Option is exercised, unless it shall be determined by the Committee, at or after grant, in its sole discretion, that unrestricted Stock is not a permissible form of payment with respect to any Stock Option or Options.

          If permitted by the Committee, a Plan Participant may elect to pay the exercise price upon the exercise of an Option by irrevocably authorizing a third party to promptly sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise.

          Subject to the immediately preceding paragraph, no shares of Stock shall be issued until full payment therefor has been made. Subject to Section 10(a) and any other limitations set forth in this Plan or relevant Award Agreement, an optionee shall generally have the rights to dividends or other rights of a shareholder with respect to shares subject to the Stock Option when the optionee has given written notice of exercise, has paid in full for such shares, and, if so requested, has given any representations requested pursuant in Section 10(a).

          (e)   TERMINATION BY DEATH. Subject to Section 3(d), if an optionee's employment by the Company and/or any Subsidiary or Affiliate terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised to the extent such option was exercisable at the time of death or on such accelerated basis as the Committee may determine at grant (or as may be determined in accordance with procedures established by the Committee), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of twelve months (or such other period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

          (f)    TERMINATION BY REASON OF DISABILITY. Subject to Section 3(d), if an optionee's employment by the Company and/or any Subsidiary or Affiliate terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee or his/her guardian, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine at grant (or as may be determined in accordance with procedures established by the Committee), for a period of one year (or such other period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such one-year period (or such other period as the Committee may specify at grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable only pursuant to Section 5(e).

          (g)   TERMINATION BY REASON OF RETIREMENT. Subject to Section 3(d), if an optionee's employment by the Company and/or any Subsidiary or Affiliate terminates by reason of Normal or Early Retirement, any Stock Option held by such optionee may be exercised by the optionee, to the extent it was exercisable at the time of such Retirement, for a period of three months, less one day (or such other period as the Committee may specify at grant), from the date of such termination, or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such period of three months less one day (or such other period as the Committee may specify at grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable only pursuant to Section 5(e).

          (h)   OTHER TERMINATION. Unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at grant, if an optionee's employment by the Company and/or any Subsidiary or Affiliate terminates for any reason other than death, Disability or Normal or Early Retirement, including without limitation in the case of voluntary or involuntary resignation of employment by the optionee, the entire Stock Option shall thereupon terminate and shall be immediately forfeited, regardless of its vesting status.

          (i)    BUYOUT PROVISIONS. The Committee may at any time offer to buy out for a payment in cash or Stock a Stock Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.

          (j)    FRACTIONAL SHARE. If any adjustment referred to herein shall result in a fractional share for any optionee under any Stock Option hereunder, such fraction shall be completely disregarded and the optionee shall only be entitled to the whole number of shares resulting from such adjustment.

          (k)   COMPLIANCE WITH SECTION 422. To the extent that any Stock Option which is designated as an Incentive Stock Option hereunder fails for any reason to comply with the provisions of Section 422 it shall be treated as a Non-Qualified Stock Option.

SECTION 6. STOCK APPRECIATION RIGHTS.

          (a)   GRANT AND EXERCISE. The Committee may grant Stock Appreciation Rights under this Plan.

          (b)   TERMS AND CONDITIONS. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including the following:

              (i)  The term of each Stock Appreciation Right shall be fixed by the Committee at grant, and no such Stock Appreciation Right shall be exercised more than ten years after the date it is granted, except that, to the extent a Stock Appreciation Right cannot be exercised during its initial term because such exercise would violate Federal, state or local laws, then the expiration of such Award shall automatically be tolled for the period during which such exercise would violate applicable law, but no more than 30 days.

             (ii)  Stock Appreciation Rights shall be exercised at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its sole discretion, that any Stock Appreciation Right is exercisable only in installments, the Committee may waive such installment exercise provisions at any time after grant in whole or in part, based on such factors as the Committee shall determine in its sole discretion.

            (iii)  Upon the exercise of a Stock Appreciation Right, a Participant shall be entitled to receive an amount in cash and/or shares of Stock equal in value to the excess of Fair Market Value of the Stock on the date of exercise over the Fair Market Value of the Stock on the date of grant (the "Base Price") multiplied by the number of Stock Appreciation Rights exercised, with the Committee having the right to determine the form of payment.

            (iv)  Subject to whatever installment exercise provisions or other restrictions apply hereunder, Stock Appreciation Rights may be exercised in whole or in part at any time during the term thereof by giving written notice of exercise to the Company specifying the number of rights to be exercised.

             (v)  Sections 5(e) through (j) hereof shall apply equally to all Stock Appreciation Rights granted pursuant to this Plan, as if each reference therein to a "Stock Option" was instead a reference to a "Stock Appreciation Right."

SECTION 7. OTHER STOCK-BASED AWARDS.

          (a)   ADMINISTRATION. The Committee may grant such Other Stock-Based Awards not described above that the Committee determines to be consistent with the purpose of this Plan and the interests of the Company. Subject to the provisions of this Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such Other Stock-Based Awards shall be made, the number of shares of Stock to be awarded pursuant to such Other Stock-Based Awards, and all other conditions of the Other Stock-Based Awards. The Committee may also provide for the grant of Stock upon the completion of a specified performance period or event.

          The Committee may designate whether any such Awards being granted to any Participant are intended to be "performance-based compensation" as that term is used in Section 162(m) of the Code. Any such Awards designated as intended to be "performance-based compensation" shall be conditioned on the achievement of one or more performance measures. The performance measures that may be used by the Committee for such Awards shall be based on any one or more of the following, as selected by the Committee: increase in stock price, return on capital or increase in pretax earnings of the Company and/or one or more divisions and/or subsidiaries, return on stockholders' equity of the Company, increase in earnings per share of the Company, sales of the Company and/or one or more divisions and/or subsidiaries, pretax earnings of the Company and/or one or more divisions and/or subsidiaries, net earnings of the Company and/or one or more divisions and/or subsidiaries, control of operating and/or non-operating expenses of the Company and/or one or more divisions and/or subsidiaries, margins of the Company and/or one or more divisions and/or subsidiaries, cash flow of the Company and/or one or more divisions and/or subsidiaries, market price of the Company's securities, and solely for an Award not intended to constitute "performance-based compensation" under Section 162(m) of the Code, other factors directly tied to the performance of the Company and/or one or more divisions and/or subsidiaries or other performance criteria. For Awards intended to be "performance-based compensation," the grant of the Awards and the establishment of the performance measures shall be made during the period required under Code Section 162(m).

          The provisions of Other Stock-Based Awards need not be the same with respect to each recipient.

          (b)   TERMS AND CONDITIONS. Other Stock-Based Awards made pursuant to this Section 7 shall be subject to the following terms and conditions:

              (i)  Transferability.    Subject to the provisions of this Plan and the Award Agreement, Other Stock-Based Awards and shares subject to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered, in the case of shares of Stock, prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses, and in all other cases, not at all.

             (ii)  Dividends and Interest.    Subject to the provisions of this Plan and the Award Agreement and unless otherwise determined by the Committee at grant, the recipient of an Award under this Section 7 shall be entitled to receive interest or dividends or interest or dividend equivalents with respect to the number of shares covered by the Award, as determined at the time of the Award by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock or otherwise reinvested.

            (iii)  Vesting and Forfeiture.    Any Award under this Section 7 and any Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award Agreement, as determined by the Committee, in its sole discretion, at grant.

            (iv)  Settlement.    In the case of any Other Stock-Based Award that is not subject to Section 8(a) below and that is subject to Section 409A of the Code, and that provides for a distribution upon the lapse of a risk of forfeiture, if the timing of such distribution is not otherwise specified in this Plan or Award Agreement or other governing document, the distribution shall be made no later than March 15 of the year following the calendar year in which receipt of such distribution is no longer subject to a "substantial risk of forfeiture" within the meaning of Section 409A of the Code.

             (v)  Waivers and Acceleration.    In the event of the Participant's Retirement, Disability or death, and in other instances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations, performance requirements or restrictions imposed (if any) with respect to any or all of an Award under this Section 7 and/or accelerate the payment of cash or Stock pursuant to any such Award; provided, however, that such acceleration of payment shall not result in such Award violating Section 409A of the Code.

            (vi)  Consideration.    Stock (including securities convertible into Stock) issued on a bonus basis under this Section 7 may be issued for no cash consideration, subject to Section 11(a) below.

           (vii)  Restricted Stock—death or Disability.    Unless otherwise determined by the Committee at grant, and except as otherwise provided by the Committee or permitted by this Plan, if a Participant's employment by the Company and/or any Subsidiary or Affiliate terminates by reason of death or Disability, a pro rata portion of the restrictions pertaining to continued employment on any Restricted Stock will lapse, based on the number of full months the Participant was employed during the restriction period divided by the total number of months in the restriction period.

          (viii)  Other Termination of Employment.    Unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at grant, and except as otherwise provided by the Committee or permitted by this Plan, all unvested Other Stock-Based Awards shall be immediately forfeited upon the termination of a Participant's employment by the Company and/or any Subsidiary or Affiliate for any reason other than death or Disability, including without limitation in the case of voluntary or involuntary resignation of employment by the Participant.

            (ix)  Repurchase.    The Committee may at any time offer to buy out for a payment in cash or Stock an Other Stock-Based Award previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

SECTION 8. RESTRICTED STOCK UNITS; PERFORMANCE STOCK AND UNITS.

        In addition to the other terms and provisions of this Plan (including the terms and provisions of Section 7) which apply to Restricted Stock Units, Performance Stock and Performance Units as an Award which is an Other Stock-Based Award, the following terms and provisions shall apply to Restricted Stock Units, Performance Stock and Performance Units:

          (a)   Settlement.    In all cases, payment of any Restricted Stock Unit, share of Performance Stock or Performance Unit will be made no later than March 15 of the year following the calendar year in which receipt of the payment thereon is no longer subject to a "substantial risk of forfeiture" within the meaning of Section 409A of the Code.

          (b)   Performance Stock and Units—death or Disability.    Unless otherwise determined by the Committee at grant, and except as otherwise provided by the Committee or permitted by this Plan, if a Participant's employment by the Company and/or any Subsidiary or Affiliate terminates by reason of death or Disability, the estate of the Participant or the Participant, as applicable, will receive a pro rata portion of the payment or Stock the Participant would have received for Performance Stock or Performance Units, based on the number of full months in the performance period prior to the Participant's death or Disability, divided by the total number of months in the performance period. All such pro rata payments with respect to Performance Stock and Units shall be made no later than 90 days following the date of the Participant's death or Disability, as applicable.

          (c)   Restricted Stock Units—death and Disability.    Unless otherwise determined by the Committee at grant and except as otherwise provided by the Committee or permitted by this Plan, if a Participant's employment by the Company and/or any Subsidiary or Affiliate terminates by reason of death or Disability, a pro rata portion of the restrictions pertaining to continued employment on any time-vested Restricted Stock Unit will lapse, based on the number of full months the Participant was employed during the restriction period divided by the total number of months in the restriction period. To the extent that any Restricted Stock Unit is subject to performance conditions, the estate of the Participant or the Participant, as applicable, will receive a pro rata portion of the payment or Stock the Participant would have received based on the number of full months in the performance period prior to the Participant's death or Disability, divided by the total number of months in the performance period. All such pro rata payments of Restricted Stock Units shall be made no later than 90 days following the date of the Participant's death or Disability, as applicable.

SECTION 9. AMENDMENTS AND TERMINATION.

        The Board may amend, alter, or discontinue this Plan, but, except as otherwise provided herein, no amendment, alteration, or discontinuation shall be made which would impair the rights of a Participant under a Stock Option, Stock Appreciation Right or Other Stock-Based Award theretofore granted, without the Participant's consent, or which, without the approval of the Company's stockholders, would:

              (i)  increase the number of shares that may be issued under this Plan (except by certain adjustments provided for under this Plan);

             (ii)  change the class of persons eligible to receive Incentive Stock Options under this Plan;

            (iii)  change the requirements of Section 5 hereof regarding the exercise price; or

            (iv)  amend this Plan in a manner that would require approval of the Company's shareholders under applicable law, regulation or rule.

        Notwithstanding any of the foregoing, adjustments pursuant to Section 3 shall not be subject to the foregoing limitations of this Section 9.

        Options may not be granted under this Plan after the date of termination of this Plan, but Options granted prior to that date shall continue to be exercisable according to their terms.

        Subject to the above provisions, the Board shall have broad authority to amend this Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments, without regard to whether such amendment adversely affects an individual Award or the rights of a holder thereof.

        Notwithstanding the foregoing provisions of this Section 9 and any other provision of this Plan to the contrary, no action shall be taken under this Section 9 or any other provision of this Plan that would: (i) cause an Award that is not otherwise subject to Section 409A of the Code to become subject to such section or (ii) cause an Award subject to Section 409A of the Code to violate such section.

SECTION 10. UNFUNDED STATUS OF PLAN.

        This Plan is intended to constitute an "unfunded" plan. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under this Plan to deliver Stock or payments in lieu of or with respect to Awards hereunder; provided, however, that, unless the Committee otherwise determines with the consent of the affected Participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of this Plan.

SECTION 11. GENERAL PROVISIONS.

          (a)   Compliance with Applicable Law.    Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Stock under any Award if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Stock are quoted or traded (including, without limitation, Sections 162(m) and 409A or 422 of the Code), and, as a condition of any sale or issuance of shares of Stock under an Award, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. This Plan, the grant and exercise of Awards hereunder, and the obligation of the Company to sell and deliver shares of Stock, shall be subject to all applicable laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

          In particular, the Company shall not be obligated to sell or issue any shares pursuant to any Option or other Award unless the shares underlying the Award are at the time effectively registered or exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"). The Company shall have no obligation to register pursuant to the 1933 Act any shares of Stock issued pursuant to this Plan. The Committee may require each person acquiring shares pursuant to an Award under this Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares for investment and without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

          All certificates for shares of Stock or other securities delivered under this Plan shall be subject to such conditions, stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

          The Company shall not issue any shares of Stock under this Plan before the Company has received the consideration to be paid therefor, to the extent required in order for such shares to be "fully paid" under Section 152 of the Delaware General Corporations Law, such consideration to have a value not less than the par value of such shares to the extent required by Section 153 of the Delaware General Corporation Law.

          (b)   Other Compensation.    Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

          (c)   No Right to Employment.    The adoption of this Plan shall not confer upon any employee of the Company or of any Subsidiary or Affiliate any right to continued employment with the Company or a Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary or Affiliate to terminate the employment of any of its employees at any time.

          (d)   Tax Withholding.    No later than the date as of which an amount first becomes includable in the gross income of the Participant for federal income tax purposes with respect to the exercise of any Option or Stock Appreciation Right or any Award under this Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. The obligations of the Company under this Plan shall be conditional on such payment or arrangements, and the Company and its Subsidiaries or Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

          (e)   Dividend Reinvestment.    The actual or deemed reinvestment of dividends or dividend equivalents in additional types of Awards at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under Section 3 for such reinvestment, taking into account other Awards then outstanding.

          (f)    Governing Law.    This Plan and all Awards made and actions taken hereunder shall be governed by and construed in accordance with the Delaware General Corporation Law, to the extent applicable, and in accordance with the laws of the State of Georgia in all other respects.

          (g)   Other Benefits.    The value of Awards made pursuant to this Plan shall not be included as part of the definition of "cash compensation" in connection with any other benefit offered by the Company.

          (h)   Award Agreements; Electronic Delivery.    An Award under this Plan shall be subject to such terms and conditions, not inconsistent with this Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Participant shall be reflected in such form of written document or other evidence (including evidence in an electronic medium) as is approved by the Committee. A copy of such document or evidence shall be provided to the Participant. Such document or evidence is referred to in this Plan as an "Award Agreement" regardless of whether any Participant signature is required.

          The Company may deliver by email or other electronic means (including posting on a web site maintained by the Company or by a third party under contract with the Company) all documents relating to this Plan or any Award thereunder (including without limitation prospectuses required by the SEC) and all other documents that the Company is required to deliver to its security holders (including without limitation annual reports and proxy statements).

          (i)    Severability.    If any provision of this Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction as to any Person or Award, or would disqualify this Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of this Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award and the remainder of this Plan and any such Award shall remain in full force and effect.

          (j)    No Liability.    Subject to applicable law: (i) no Director shall be liable for anything whatsoever in connection with the exercise of authority under this Plan or the administration of this Plan except such Director's own willful misconduct; (ii) under no circumstances shall any Director be liable for any act or omission of any other Director; and (iii) in the performance of its functions with respect to this Plan, the Board of Directors or Committee, as the case may be, shall be entitled to rely upon information and advice furnished by the Company's officers, the Company's accountants, the Company's counsel and any other party the Board or Committee deems necessary, and no Director shall be liable for any action taken or not taken in good faith reliance upon any such advice.

SECTION 12. EFFECTIVE DATE OF PLAN.

        This Plan shall be effective as the date of its approval by the stockholders of the Company (the "Effective Date").

SECTION 13. TERM OF PLAN.

        No Stock Option, Stock Appreciation Right or Other Stock-Based Award shall be granted pursuant to this Plan on or after the tenth anniversary of the Effective Date of this Plan, but Awards granted prior to such tenth anniversary may extend beyond that date.

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MR A SAMPLE	000000000.000000 ext 000000000.000000 ext
DESIGNATION (IF ANY)	000000000.000000 ext 000000000.000000 ext
ADD 1
ADD 2	Electronic Voting Instructions
ADD 3
ADD 4	You can vote by Internet or telephone!
ADD 5	Available 24 hours a day, 7 days a week!
ADD 6	Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on April 22, 2008.
	[GRAPHIC]	Vote by Internet
•Log on to the Internet and go to www.investorvote.com
•Follow the steps outlined on the secured website.
	[GRAPHIC]	Vote by telephone
•Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.
•Follow the instructions provided by the recorded message.
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card	123456	C0123456789	12345

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A    Proposals—The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1.	Election of Directors:	01 - R. Randall Rollins	02 - James B. Williams
☐	Mark here to vote FOR all nominees
☐	Mark here to WITHHOLD vote from all nominees
		01	02
☐	For All EXCEPT—To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.	☐	☐
		For	Against	Abstain			For	Against	Abstain
2.	For the approval of the Performance-Based Incentive Cash Compensation Plan for Executive Officers	☐	☐	☐	3.	For the approval of the Proposed 2008 Stock Incentive Plan	☐	☐	☐
4.	IN THE DISCRETION OF THE PROXIES, ON ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

B Non-Voting Items
Change of Address—Please print your new address below.	Comments—Please print your comments below.	Meeting Attendance
		Mark the box to the right if you plan to attend the Annual Meeting.	☐

C    Authorized Signatures—This section must be completed for your vote to be counted.—Date and Sign Below
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy)—Please print date below.	Signature 1—Please keep signature within the box.	Signature 2—Please keep signature within the box.

/ /

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	1 U P X 0 1 6 4 5 8 1	SAMPLE AND MR A SAMPLE AND

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy—ROLLINS, INC.

Proxy Solicited by the Board of Directors of Rollins, Inc.
for Annual Meeting of Stockholders, Tuesday, April 22, 2008, 12:30 P.M.

The undersigned hereby constitutes and appoints GARY W. ROLLINS and R. RANDALL ROLLINS, and each of them, jointly and severally, proxies, with full power of substitution, to vote all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on April 22, 2008, at 12:30 P.M. at 2170 Piedmont Road, N.E., Atlanta, Georgia, or any adjournment thereof.

The undersigned acknowledges receipt of Notice of the Annual Meeting and Proxy Statement, each dated March 17, 2008, grants authority to said proxies, or either of them, or their substitutes, to act in the absence of others, with all the powers which the undersigned would possess if personally present at such meeting and hereby ratifies and confirms all that said proxies, or their substitutes, may lawfully do in the undersigned's name, place or stead. The undersigned instructs said proxies, or either of them, to vote as stated on the reverse side.

ALL PROXIES SIGNED AND RETURNED WILL BE VOTED OR NOT VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS, BUT THOSE WITH NO CHOICE WILL BE VOTED "FOR" PROPOSALS 1 THROUGH 3. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

NO POSTAGE REQUIRED IF THIS PROXY IS RETURNED IN THE ENCLOSED ENVELOPE AND MAILED IN THE UNITED STATES.

(Items to be voted appear on reverse side.)

ARNALL GOLDEN GREGORY LLP
171 17th STREET NW
SUITE 2100
ATLANTA, GEORGIA 30363-1031

Direct phone: 404.873.8528
Direct fax: 404.873.8529
E-mail: Stephen.Fox@agg.com
www.agg.com

March 17, 2008

VIA EDGAR

Filing Desk
U.S. Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549-0405

  Re:
  Rollins, Inc.—Definitive Proxy Statement on Schedule 14A

Dear Sir or Madam:

        On behalf of Rollins, Inc., filed herewith is the definitive proxy statement for the Rollins, Inc. 2008 Annual Meeting of Stockholders. One of the proposals for that meeting relates to the approval of the proposed 2008 Stock Incentive Plan. Please be advised that if the stock incentive plan is adopted at the annual meeting, Rollins intends to file a Registration Statement on Form S-8 registering shares reserved under the 1998 Stock Incentive Plan prior to the granting of awards under that Plan

        Should you have any questions, please feel free to contact the undersigned.

Very truly yours,

Stephen D. Fox

QuickLinks

ROLLINS, INC. NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD APRIL 22, 2008 2170 Piedmont Road, N.E., Atlanta, Georgia 30324
SOLICITATION OF AND POWER TO REVOKE PROXY
CAPITAL STOCK
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
ELECTION OF DIRECTORS
CORPORATE GOVERNANCE AND BOARD OF DIRECTORS' COMMITTEES AND MEETINGS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
DIRECTOR COMPENSATION
REPORT OF THE AUDIT COMMITTEE
COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION COMMITTEE REPORT
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
GRANTS OF PLAN-BASED AWARDS
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION EXERCISES AND STOCK VESTED
PENSION BENEFITS
NONQUALIFIED DEFERRED COMPENSATION
NONQUALIFIED DEFERRED COMPENSATION
401(k) Plan
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Potential Payments Upon Termination of Employment
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
INDEPENDENT PUBLIC ACCOUNTANTS
APPROVAL OF PERFORMANCE-BASED INCENTIVE CASH COMPENSATION PLAN FOR EXECUTIVE OFFICERS
NEW PLAN BENEFITS
MAXIMUM PERFORMANCE-BASED INCENTIVE CASH COMPENSATION FOR ROLLINS, INC. EXECUTIVE OFFICERS
APPROVAL OF THE 2008 STOCK INCENTIVE PLAN
STOCKHOLDER PROPOSALS
EXPENSES OF SOLICITIATION
ANNUAL REPORT
FORM 10-K
OTHER MATTERS
  APPENDIX A